As filed with the Securities and Exchange Commission on May 19, 2017

Securities Act File No. 333-217381

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No. 

HORIZONS ETF TRUST I

(Exact Name of Registrant as Specified in Charter)

c/o Horizons ETFs Management (US) LLC

1350 Avenue of the Americas, 33rd Floor

New York, NY 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 205-8300

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and Address of Agent for Service)

copy to:

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

202-973-2727

Title of securities being registered: Shares of a series of the Registrant.

It is proposed that this filing will become effective on May 19, 2017 pursuant to Rule 488.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Horizons S&P 500® Covered Call ETF

(a series of Exchange Listed Funds Trust)

INTO

Horizons S&P 500® Covered Call ETF

(a series of Horizons ETF Trust I)

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

May 19, 2017

Horizons S&P 500® Covered Call ETF

(a series of Exchange Listed Funds Trust)

May 19, 2017

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Horizons S&P 500® Covered Call ETF (the "Existing Fund"), a series of Exchange Listed Funds Trust ("ELFT"). We are pleased to announce that after careful consideration, Exchange Traded Concepts, LLC ("ETC"), the Existing Fund’s investment adviser, in consultation with Horizons ETFs Management (USA) LLC, the Existing Fund’s sub-adviser, recommended, and the Board of Trustees of ELFT approved, the reorganization of the Existing Fund into a new series of Horizons ETF Trust I ("HETF"), the Horizons S&P 500® Covered Call ETF (the "New Fund") (the "Reorganization"). The proposed Reorganization will result in no change in expense ratio for the New Fund when compared to the Existing Fund’s expense ratio. In addition, shareholders should expect continuity in their investment experience because the New Fund’s investment objective and strategies will be the same as the Existing Fund’s and the New Fund, like the Existing Fund, will seek to provide investment results that, before fees and expenses, generally correspond to the performance of the Horizons S&P 500® Stock Covered Call Index.

ETC serves as the adviser to the Existing Fund, and Horizons ETFs Management (USA) LLC serves as sub-adviser to the Existing Fund. Horizons ETFs Management (US) LLC will serve as the investment adviser to the New Fund. Horizons ETFs Management (US) LLC was acquired by Horizons ETFs Management (USA) LLC in February, 2017. The New Fund will not have a sub-adviser. The same portfolio managers who manage the Existing Fund will continue to manage the New Fund.

A Special Meeting of Shareholders of the Existing Fund is to be held at 10:00 a.m. Eastern Time on June 19, 2017, at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund. A Combined Proxy Statement and Prospectus (the "Proxy Statement") regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Existing Fund will be exchanged for shares of the New Fund, at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. Trading of the Existing Fund on the NYSE Arca exchange will continue uninterrupted until and through the date of closing.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If Existing Fund shareholders approve the Reorganization, the Reorganization will take effect on or about June 21, 2017. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for the same number of shares of the New Fund with the same aggregate net asset value.

The Board of Trustees of ELFT, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of ETC, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of HETF has authorized the Reorganization and approved an investment advisory agreement with Horizons ETFs Management (US) LLC to serve as the New Fund’s investment adviser.

More information on the New Fund and reasons for the proposed Reorganization is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about June 21, 2017.

Sincerely,

Richard Hogan

Secretary

Exchange Listed Funds Trust

Exchange Listed Funds Trust

Horizons S&P 500® Covered Call ETF

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 19, 2017

To the Shareholders of the Horizons S&P 500® Covered Call ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the Horizons S&P 500® Covered Call ETF (the "Existing Fund"), a series of Exchange Listed Funds Trust ("ELFT"), is to be held at 10:00 a.m. Eastern time on June 19, 2017, at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611. The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the "Plan" or the “Reorganization”) providing for the transfer of all of the assets of the Existing Fund to, and the assumption of all of the liabilities of the Existing Fund by, the Horizons S&P 500® Covered Call ETF (the "New Fund"), a series of Horizons ETF Trust I ("HETF") in exchange for shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing Fund.

The transfer effectively would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on May 5, 2017, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within 120 days of the original record date set for the original meeting without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the "SEC"), including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

By order of the Board of Trustees of Exchange Listed Funds Trust,

Richard Hogan

Secretary

Exchange Listed Funds Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 19, 2017 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on June 19, 2017?

A.	The Board of Trustees of Exchange Listed Funds Trust ("ELFT") has called the Special Meeting at which you will be asked to vote on the reorganization (the "Reorganization") of the Horizons S&P 500® Covered Call ETF (the "Existing Fund") into the identically named Horizons S&P 500® Covered Call ETF (the "New Fund"), a newly formed series of Horizons ETF Trust I ("HETF").

Q.	Has the Board approved the Reorganization?

A.	Yes, the Board of Trustees of ELFT has approved the Reorganization. After careful consideration, the Board, including a majority of the Trustees who are not "interested persons" of ELFT (as defined in the Investment Company Act of 1940 (the "1940 Act")), determined that the Reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the Reorganization. The Board recommends that you vote in favor of the Reorganization.

Q.	What is the purpose of the Reorganization?

A.	The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund, a newly-created series of HETF. Exchange Traded Concepts, LLC, the Existing Fund’s investment adviser, in consultation with Horizons ETFs Management (USA) LLC, the Existing Fund’s sub-adviser, recommends that the Existing Fund be reorganized as a series of HETF.

Q.	What will happen to my existing shares?

A.	Your shares of the Existing Fund will be exchanged for shares of the New Fund. You will not pay any transaction charges in connection with the Reorganization. The net asset value per share of the new shares of the New Fund will be equal to the net asset value per share of your current shares of the Existing Fund. The new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same. Of course, as an exchange-traded fund, the market price of your shares may be greater or less than your shares’ net asset value per share.
Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical. Both Funds seek investment results that, before fees and expenses, generally correspond to the performance of the S&P 500® Stock Covered Call Index.

Q.	Who will be the adviser and sub-adviser of the New Fund?

A.	Horizons ETFs Management (US) LLC is the investment adviser of the New Fund. The New Fund does not engage a sub-adviser.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs as a result of the Reorganization. After the Reorganization, in the normal course of business the New Fund may dispose of certain securities received by it from the Existing Fund. Such sales may result in transaction costs, which will be indirectly borne by shareholders.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about June 21, 2017.

Q.	Who will pay for the Reorganization?

A.	The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by Horizons ETFs Management (USA) LLC or its affiliates.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	No. The Reorganization will not result in higher total fees for shareholders. The New Fund's total operating expenses will be the same as those of the Existing Fund. The New Fund’s fee, like the Existing Fund’s fee, is structured as a unitary fee, meaning that the new adviser will be responsible for paying all fund expenses other than the advisory fee and certain excluded expenses.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of Existing Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about June 21, 2017. Any purchases or sales of Existing Fund shares made after the Reorganization will be purchases or sales of the New Fund. As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees of ELFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on June 19, 2017 at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-855-496-3837 or 1-800-817-5468.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Exchange Listed Funds Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA Estate of John B. Smith	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 19, 2017 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

May 19, 2017

FOR THE REORGANIZATION OF

Horizons S&P 500® Covered Call ETF (HSPX)

a series of Exchange Listed Funds Trust

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

__________________

IN EXCHANGE FOR SHARES OF

Horizons S&P 500® Covered Call ETF

a series of Horizons ETF Trust I

c/o Horizons ETFs Management (US) LLC

1350 Avenue of the Americas, 33rd Floor

New York, NY 10019

This Combined Proxy Statement and Prospectus (the "Proxy Statement") is being furnished to shareholders of the existing Horizons S&P 500® Covered Call ETF (the "Existing Fund"), a series of Exchange Listed Funds Trust ("ELFT"), in connection with an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between ELFT, on behalf of the Existing Fund, and Horizons ETF Trust I ("HETF"), on behalf of the Horizons S&P 500® Covered Call ETF (the "New Fund"), a series of HETF, for use at a Special Meeting of Shareholders (the "Special Meeting") of the Existing Fund, at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611 on June 19, 2017, at 10:00 a.m. Eastern Time. A copy of the Reorganization Agreement is attached as Exhibit A.

At the Special Meeting, shareholders of the Existing Fund will be asked to consider and vote upon the following Proposals:

1.	To approve the Reorganization Agreement, which provides for: (i) the transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for shares of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund's shares as of the valuation time as described below (the "Reorganization"). These transfers are expected to occur on or about June 21, 2017 (the "Closing Date").

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of ELFT will consider other possible courses of action in the best interests of the Existing Fund and its shareholders.

Each of ELFT and HETF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ELFT is a Delaware statutory trust. HETF is a Delaware statutory trust. Exchange Traded Concepts, LLC ("ETC") is the investment adviser to the Existing Fund and Horizons ETFs Management (USA) LLC is the sub-adviser to the Existing Fund. Horizons ETFs Management (US) LLC (formerly, Recon Capital Advisors, LLC), which was acquired by Horizons ETFs Management (USA) LLC in February, 2017, is the New Fund’s investment adviser. The New Fund does not employ a sub-adviser. Citi Fund Services Ohio, Inc., serves as transfer agent and administrator to the Existing Fund. U.S. Bancorp Fund Services, LLC is the transfer agent and administrator for the New Fund. Foreside Fund Services, LLC is the distributor of the Existing Fund and the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of Trustees of HETF, on behalf of the New Fund to approve an investment advisory agreement with Horizons ETFs Management (US) LLC. The initial sole shareholder of the New Fund will provide initial shareholder approval of this agreement.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-855-496-3837. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Horizons S&P 500® Covered Call ETF's annual report for the fiscal year ended April 30, 2016 and the semi-annual report for the period ended October 31, 2016, please contact the Horizons S&P 500® Covered Call ETF at 1-855-496-3837. Horizons S&P 500® Covered Call ETF shares trade on the NYSE Arca, Inc. exchange. This proxy statement/prospectus, the annual and semi-annual reports described above and other information about the Horizons S&P 500® Covered Call ETF may be inspected at the exchange.

This Proxy Statement sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement). A Prospectus (as supplemented from time to time) and Statement of Additional Information for the Existing Fund, dated August 28, 2016, indirectly relating to this Proxy Statement and including certain financial information about the Existing Fund, have been filed with the SEC and are incorporated in their entirety into this Proxy Statement. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Existing Fund toll-free at 1-855-496-3837. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund dated August 28, 2016.

The Existing Fund's Prospectus dated August 28, 2016 and Annual Report to Shareholders for the fiscal year ended April 30, 2016, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2016, containing unaudited financial statements, have been previously mailed to shareholders and are incorporated herein by reference. Copies of these documents and the Existing Fund's Statement of Additional Information August 28, 2016, are available upon request and without charge by writing to ELFT, through the Internet at http://us.horizonsetfs.com or by calling 1-855-496-3837.

This Proxy Statement will be mailed on or about May 19, 2017 to shareholders of record of the Existing Fund as of May 5, 2017 (the "Record Date").

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and other features of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund. The prospectus for the New Fund is not yet effective.

The Reorganization

Background. Pursuant to the Reorganization Agreement, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Board of Trustees of ELFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

The Board of Trustees of ELFT, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of ELFT recommends that you vote FOR approval of the Reorganization.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Existing Fund, the Existing Fund's sub-adviser does not intend to sell any portfolio securities prior to the Reorganization.

Special Considerations and Risk Factors. The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical. The investment policies, however, are substantially similar but differ in several minor aspects. For a comparison of each Fund's investment objectives and principal investment strategies, see "Investment Objective" below. For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below.

The Funds

Business of the Funds. HETF is an open-end management investment company organized as a Delaware statutory trust on May 17, 2012. HETF offers shares in different series of investment portfolios. The New Fund is a series of HETF. ELFT is an open-end management investment company organized as a Delaware statutory trust on April 4, 2012, that offers shares in different series of investment portfolios. The Existing Fund is a series of ELFT. If the Reorganization is approved, shareholders of the Existing Fund will receive shares of the New Fund.

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Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund. The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund. The Existing Fund's expenses are based upon the most recent unaudited financial statements as of October 31, 2016. The New Fund's expenses are based upon estimated expenses for its first fiscal year.

Comparison of Shareholder Fees

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees*	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Existing Fund - Horizons S&P 500® Covered Call ETF	0.65%	0.00%	0.00%	0.00%	0.65%

New Fund - Horizons S&P 500® Covered Call ETF	0.65%	0.00%	0.00%	0.00%	0.65%

* Each Fund has approved a 12b-1 plan that permits fees of up to 0.25% per year. However, each plan is dormant.

Examples

These Examples are intended to help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. The Examples do not include the brokerage commissions that you may pay on your purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Fund	1 Year	3 Years	5 Years	10 Years
Existing Fund	$66	$208	$362	$810
	1 Year	3 Years	5 Years	10 Years
New Fund	$66	$208	$362	$810

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may

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result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund's performance. For the fiscal year ended April 30, 2016, the Existing Fund's portfolio turnover rate was 7% of the average value of its portfolio. Because the New Fund has not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of the Existing Fund with those of the New Fund which are identical. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

Existing Fund and New Fund

Investment Objective: The Horizons S&P 500 Covered Call ETF seeks investment results that, before fees and expenses, generally correspond to the performance of the S&P 500 Stock Covered Call Index. Each of the Existing Fund and the New Fund may change its investment objective and Underlying Index without shareholder approval.

Principal Investment Strategies : Each Fund is an index fund that employs a "passive management" investment strategy in seeking to achieve its objective of providing investment results that generally correspond to the performance of the S&P 500 Stock Covered Call Index (the "Underlying Index"). The Underlying Index is comprised of two parts: (1) all the equity securities in the S&P 500 Index (the "Reference Index") in substantially similar weight as the Reference Index; and (2) short (written) call options on up to 100% of each of the option eligible securities in the Reference Index. Option eligible securities meet the stock and option price criteria of the Underlying Index methodology. The Fund invests at least 80% of its total assets in securities that comprise its Underlying Index.

The Reference Index is a float-adjusted market capitalization weighted index containing equity securities of 500 industrial, information technology, utility and financial companies amongst other GICS® sectors, regarded as generally representative of the U.S. stock market. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market.

The Underlying Index measures the performance of a hypothetical portfolio that employs a covered call strategy. A covered call strategy is generally considered to be an investment strategy in which an investor buys a security, and sells (or "writes") a call option on that security in an attempt to generate more income. The "premium" paid by the buyer of the option provides income in addition to the security’s dividends or other distributions. The Underlying Index consists of long positions in companies in the Reference Index and out-of-the-money call options. "Out-of-the-money" call options have a strike price above the market price of the security. These options are written (sold) systematically on each of the option eligible companies in the Reference Index. Option eligible securities meet, among other criteria, the stock and option price requirements of the Underlying Index methodology as determined on the monthly option writing date of the Underlying Index. In return for the option premium, the Fund gives the purchaser of the call option either (1) the right to buy the

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security from the Fund at a specified exercise (or "strike") price, or (2) the right to receive a cash payment equal to any positive difference between the value of the security and the exercise price on or before the expiration date of the option. The Fund writes "out-of-the-money" call options, which is when the strike price is above the market price of the security, as determined on the monthly option writing date of the Underlying Index in accordance with the Underlying Index methodology. Out-of-the-money call options written by the Fund may allow the Fund to preserve some of the price appreciation potential of the underlying securities. A covered call strategy can potentially mitigate a decline in the price of the securities on which options are written to the extent of the premiums the Fund receives. A covered call strategy is generally used in a neutral-to-bullish market environment, where a slow and steady rise in market prices is anticipated. Because a covered call strategy generates income in the form of premiums from the written options, the Underlying Index is expected to provide higher returns with lower volatility than the Reference Index in many market environments. However, when the equity market is rallying rapidly the Underlying Index is expected to underperform the Reference Index. There can be no assurance, however, that the Underlying Index will perform as expected. The options in the Underlying Index will be traded on national options exchanges. Long positions in the equity securities of the Underlying Index are, in accordance with the Underlying Index's methodology, indexed to the Reference Index which includes rebalancing quarterly for share updates and on an as-needed basis to account for corporate actions and market developments. The Fund is rebalanced on the same cycle as the Underlying Index. Options positions in the Underlying Index are written on up to 100% of each of the option eligible securities in the Reference Index that meet, among others, the stock and option price criteria of the Underlying Index methodology and are rebalanced monthly, as well as on an as-needed basis to account for corporate actions and market developments. As of February 28, 2017, the Reference Index included common stocks of 505 companies with a market capitalization range of between approximately $2.5 billion and $730.4 billion.

Each Fund generally uses a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. The Fund seeks correlation between the Fund's performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would represent perfect correlation. However, the Fund may from time-to-time utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the equity securities and write (sell) all of the call options comprising the Underlying Index.

Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index and the Underlying Index are so concentrated.

The Underlying Index is provided by S&P Dow Jones Indices LLC, which is unaffiliated with the Fund. S&P Dow Jones Indices LLC maintains, calculates and publishes information regarding the Underlying Index.

Principal Investment Risks: As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in each Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk. Because the Fund's assets will be concentrated in an industry or group of industries to the extent that the Reference Index and the Underlying Index concentrate in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Equity Risk. Equity risk is the risk that the value of the long equity securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Large Capitalization Company Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Market Risk. Securities in the Reference Index are subject to market fluctuations. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value, in aggregate, of the securities in the Reference Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons, including because the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Passive Investment Risk. Unlike many investment companies, the Fund does not utilize an active investment strategy that seeks returns in excess of the Underlying Index. Therefore, it would not

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necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Real Estate Investment Trust ("REIT") Risk. As of the date of this Prospectus, the Reference Index includes REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, a REIT may fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and may fail to maintain exemption from the registration requirements of the 1940 Act.

Tracking Error Risk. The Fund's return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index.

U.S. Federal Income Tax Risk. The Fund's investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%. The Fund's investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the securities in the Underlying Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

The Funds' Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. In connection with the Reorganization, the New Fund will be a continuation of the Existing Fund. Accordingly, the performance information set forth below

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reflects the historical performance of the Existing Fund shares. Updated performance information is available online at http://us.horizonsetfs.com/ or by calling 1-855-496-3837.

Annual Total Returns as of 12/31*

Best Quarter:	5.53%	12/31/2015
Worst Quarter:	-5.56%	9/30/2015

The performance information shown above is based on a calendar year. The Fund's year-to date return as of the most recent calendar quarter ended March 31, 2017 was 5.09%.

Average Annual Total Returns

(for the periods ended December 31, 2016)

S&P 500 ® Covered Call ETF	1 Year	Since Inception (June 24, 2013)
Return Before Taxes	8.00%	8.10%
Return After Taxes on Distributions	7.10%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	4.50%	5.96%
S&P 500 ® Stock Covered Call Index	7.31%	8.07%
S&P 500 ® Index	11.96%	12.91%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. In some cases the return after taxes may exceed the return

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before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each of the Funds. The fundamental investment limitations for the Existing Fund and the New Fund are identical. These limitations cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Funds. The non-fundamental policies for the Existing Fund and the New Fund are identical. Non-fundamental limitations may be changed at any time by each Fund's Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

The Existing Fund and the New Fund have each adopted the following non-fundamental investment limitations:

1.	The Fund will not invest less than 80% of its total assets in securities that comprise its Underlying Index.

2.	The Fund will not hold illiquid securities in excess of 15% of its net assets.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund's portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

Purchases and Sales of Fund Shares

Each of the Existing Fund and the New Fund employ substantially similar purchase and sale procedures as well as policies regarding valuation, frequent trading and dividends. These procedures, as well as other features related to investing in the Fund, are summarized below. A more complete description of the Existing Fund's procedures can be found in the Prospectus for the Existing Fund.

Existing Fund

Purchase and Sale of Shares

Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Existing Fund's Shares are listed on the NYSE Arca, Inc. (the "NYSE Arca"). The price of the Existing Fund's Shares is based on market price, and because exchange-traded shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Existing Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of shares ("Creation Units"), principally in-kind for securities included in the Index. The Existing Fund issues and redeems Shares in blocks of at least 50,000 shares. Except when aggregated in Creation Units, the Existing Fund's Shares are not redeemable securities.

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Shares are listed for secondary trading on the NYSE Arca. When you buy or sell the Existing Fund's Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. A "Business Day" with respect to the Existing Fund is any day on which the NYSE Arca is open for business. The NYSE Arca is generally open Monday through Friday and is closed weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per Share for the Existing Fund is computed by dividing the value of the net assets of the Existing Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of the Existing Fund's portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security's market price is not readily available or does not otherwise accurately reflect the fair market value of the security, the security will be valued by another method that ELFT's Valuation Committee believes will better reflect fair value in accordance with the ELTF's valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Existing a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the NYSE Arca (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Existing Fund's NAV may reflect certain portfolio securities' fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Existing Fund's NAV and the prices used by the Existing Fund's Underlying Index. This may result in a difference between the Existing Fund's performance and the performance of the Existing Fund's Underlying Index.

Frequent Purchases and Redemptions of Shares

The Existing Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Existing Fund reserves the right to reject or limit purchases at any time as described in its Statement of Additional Information. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Existing

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Fund's investment strategy, or whether they would cause the Existing Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from the Existing Fund directly to a few institutional investors ("Authorized Participants"), and that most trading in the Existing Fund occurs on the Exchange at prevailing market prices and does not involve the Existing Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Existing Fund or its shareholders. In addition, frequent trading of Shares done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Distribution and Service Plan.

The Existing Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund's average daily net assets may be made for the sale and distribution of its Shares. However, there is no intention to make payments pursuant to the Distribution and Service Plan during the twelve (12) months of operation from the date of the Existing Fund's Prospectus. Accordingly, 12b-1 fees may only be imposed after approval by the Board of Trustees. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period. Because these fees would be paid out of the Existing Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment in the Existing Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Existing Fund through a broker-dealer or other financial intermediary (such as a bank), the Existing Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Existing Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

New Fund

Purchase and Sale of Fund Shares

The New Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a "Creation Unit," or multiples thereof, and only with "authorized participants" who have entered into contractual arrangements with Foreside Fund Services, LLC, the New Fund's distributor ("Distributor"). A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the New Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the New Fund are listed on the NYSE Arca, Inc. exchange ("Exchange" or NYSE Arca) and because Shares will trade at market prices rather than NAV, Shares of the New Fund may trade at a price greater than or less than NAV.

The Shares of the Fund are listed on the NYSE Arca exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a

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round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the New Fund's Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares' NAV.

The Depository Trust Company ("DTC") serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) "DTC Participants," i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants," i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled "Book Entry Only System" in the SAI.

The NYSE Arca exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the New Fund does not price its Shares, the value of the securities in the New Fund's portfolio may change on days when shareholders will not be able to purchase or sell the New Fund's Shares.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares ("market timing") activities by the Fund's shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants ("APs") and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund

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imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distribution and Service Plan

The Board has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the New Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Pricing Fund Shares

Each Fund's share price (also called "NAV") and offering price is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding on a per-class basis. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by a Fund or its authorized agents.

Existing Fund

Net asset value per Share for the Existing Fund is computed by dividing the value of the net assets of the Existing Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Existing Fund is calculated by its custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association ("SIFMA") announces an early closing time.

In calculating the Existing Fund's net asset value per Share, the Existing Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value

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per share. The Existing Fund's Sub-Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Valuation Committee to determine a security's fair value. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). In these cases, the Existing Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Existing Fund's net asset value and the prices used by the Existing Fund's Underlying Index. This may result in a difference between the Existing Fund's performance and the performance of the Existing Fund's Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Existing Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

New Fund

The NAV per Share for the New Fund is computed by dividing the value of the net assets of the New Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the New Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the New Fund's portfolio securities are based on the securities' closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the New Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. The New Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the New Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is

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materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the New Fund's Index. This may adversely affect the New Fund's ability to track its Index. The New Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges. However, to the extent the New Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the New Fund does not price its Shares, the value of the New Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Dividend Policies

Existing Fund

The Existing Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Existing Fund's equity call option activities calculated during each monthly dividend calculation period. The Existing Fund makes distributions of remaining net realized capital gains, if any, annually. The Existing Fund may also make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a regulated investment company ("RIC") under the Code and to avoid the imposition of excise taxes. A distribution may also include return of capital, although the Existing Fund intends to take appropriate measures to minimize the return of capital.

Dividend Reinvestment Service

Brokers may make available to their customers who own the Existing Fund's Shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Existing Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve greater correlation with the Underlying Index, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Existing Fund's shareholders to adhere to specific procedures and timetables.

New Fund

The New Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the New Fund's equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The New Fund may also make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a RIC under the Code and to avoid the imposition of excise taxes. A distribution may also include return of capital, although the New Fund intends to take appropriate measures to minimize the return of capital in all events in a manner consistent with the provisions of the 1940 Act. In addition, the New Fund may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the New Fund, net of expenses of the New Fund, as if the New Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

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Dividends and other distributions are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to beneficial owners then of record with proceeds received from the New Fund. The New Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the New Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the New Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the New Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. A distribution may also include return of capital, although the New Fund intends to take appropriate measures to minimize the return of capital.

Dividend Reinvestment Service.

No reinvestment service is provided by the New Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the New Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the New Fund. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables.

Premium/Discount Information

Existing Fund

Information regarding the number of days the Existing Fund's market price was at a discount or a premium to its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year, is provided, free of charge, on the Existing Fund's web site at http://us.horizonsetfs.com/.

New Fund

Information regarding the number of days the New Fund's market price was at a discount or a premium to its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year, is provided, free of charge, on the New Fund's web site at http://us.horizonsetfs.com/.

NEW FUND

Investment Adviser

Horizons ETFs Management (US) LLC is the investment adviser to the New Fund (the "Adviser"). In February 2017, it was acquired by Horizons ETFs Management (USA) LLC, the Existing Fund's current sub-adviser.

Portfolio Managers

The following personnel of the Adviser are responsible for the day-to-day management of the New Fund and have served as its portfolio managers since inception. Steven Hawkins, Portfolio Manager; Nicolas Piquard, Portfolio Manager; Hans Albrecht, Portfolio Manager; Wade Guenther, Portfolio

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Manager; and David Kunselman, Portfolio Manager. Messrs. Hawkins, Piquard, Albrecht, Guenther and Kunselman served the Existing Fund as portfolio managers since 2013, 2014, 2015, 2015, and 2015, respectively.

Additional Information About the New Fund's Investment Strategies and Risks

Investment Objective

The Horizons S&P 500 Covered Call ETF seeks investment results that, before fees and expenses, generally correspond to the performance of the S&P 500 Stock Covered Call Index. Each of the Existing Fund and the New Fund may change its investment objective and Underlying Index without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets in the securities included in its Underlying Index. The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise its Underlying Index in proportion to their weightings in such Underlying Index. However, where there are practical difficulties or substantial costs involved or under other circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Fund's Underlying Index, purchase securities not in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to provide investment results that closely correspond, before fees and expenses, to the price and yield performance of the Underlying Index. The Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in its Underlying Index in anticipation of their addition to such Underlying Index. The Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in its Underlying Index that are expected to be highly correlated with the securities included in the Underlying Index.

Additional Investment Strategies

The Fund may invest the portion of its total assets not invested in the Underlying Index in securities not included in the Underlying Index (other than those described above), money market instruments, including repurchase agreements or money market funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and certain derivatives. The Fund will not use any temporary defensive strategies, such as making investments in money market instruments not included in its Index, for temporary defensive purposes. Although the Fund currently does not intend to invest in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds, the Fund may invest in such funds to the extent permitted by the 1940 Act.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may

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reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund's investment objective and each of its other investment policies that are non-fundamental policies that may be changed by the Board of Trustees ("Board") of Horizons ETF Trust I ("Trust") without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information ("SAI") under the section entitled "Investment Policies and Restrictions -- Investment Restrictions."

Cybersecurity. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Information Regarding the Underlying Index

The Underlying Index measures the performance of a hypothetical portfolio of equity securities that employs a covered call strategy in an attempt to generate more income (the additional option premium) than the equity portfolio would otherwise provide on its own from dividends or other distributions. The Underlying Index consists of long positions in companies in a Reference Index and short call options that are written (sold) systematically on up to 100% of each of the option eligible securities in the Reference Index that meet, among others, the stock and option price criteria of an Underlying Index methodology. The Adviser's strategy consists of holding an equity portfolio indexed to a Reference Index and writing (selling) covered call options on these equity securities indexed to the Underlying Index. Such options will generally be three quarters (3/4) of a standard deviation "out of the money," as determined on the monthly option writing date of the Underlying Index. Options are written "out of the money," meaning that the exercise (or "strike") price of the call options are above

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the market price of each security, to attempt to account for the volatility of individual securities in the Underlying Index. The Underlying Index provides a benchmark measure of the total return of this hypothetical portfolio.

The rules governing an Underlying Index's methodology generally assume that covered call options are rolled before their expiration by repurchasing the current month's call options and writing (selling) the determined next month's call options. The covered call options are rolled monthly on the option expiration date (the "Roll Date"), meaning that the existing option position on a security is moved to another option position, with the next month's expiration date and strike price. Call options that do not meet all roll criteria of the Underlying Index methodology will be held to expiry at which time the new option is evaluated to determine if it should be written subject to meeting, among others, the stock and option price criteria of the Underlying Index methodology. When no previous option position exists, the new option is written at the close on the "Roll Date," subject to meeting, among others, the stock and option price criteria of the Underlying Index methodology. Strike prices on the options held by the Fund are adapted based on the prevailing volatility conditions of individual companies in an Underlying Index on the Roll Date. The higher the stock's volatility, the further out of the money the hypothetical strike price on the option will be, and vice versa. Strike prices are determined based on the implied volatility of each constituent in an Underlying Index at the close on the business day prior to the Roll Date. This implied volatility determines approximately how far out of the money the option will be written.

The long positions of the Underlying Index are, in accordance with the Underlying Index's methodology, indexed to the respective Reference Index, which includes rebalancing quarterly for share updates and on an as-needed basis to account for corporate actions and market developments. The Fund is rebalanced on the same cycle as the Underlying Index. Options positions in the Underlying Index are rebalanced monthly as well as on an as-needed basis to account for corporate actions and market developments. The Underlying Index is float-adjusted market capitalization weighted. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market. Dividends paid on the equity securities of companies in the Reference Index and any option premium received are reinvested in the Underlying Index.

Disclosure of Portfolio Holdings

The Fund's portfolio holdings will be disclosed each day on its website at http://us.horizonsetfs.com/. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Tax Information

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information regarding U.S. federal income tax consequences of an investment in the Fund. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

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The New Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. A RIC is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxes on Distributions. As noted above, the Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund's equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Currently, long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level. The Fund's investment strategy, however, may limit its ability to distribute dividends eligible for treatment as qualified dividend income for individual shareholders and may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

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Foreign Taxes. Dividends and interest received by the Fund, if any, with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. A shareholder's ability to deduct capital losses realized upon a sale of Shares may be limited. To the extent that the Fund shareholder's Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger's aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. Currently, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund's ordinary income dividends (which exclude short-term capital gain

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dividends) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective July 1, 2014, withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Index/Index Provider

S&P 500® is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and has been licensed for use by the Fund. S&P®, S&P 500®, and S&P 500 Stock Covered Call™ are trademarks of S&P and have been licensed for use by the Adviser. The S&P 500 Stock Covered Call Index ("Index") is a product of S&P Dow Jones Indices LLC and has been licensed for use by the Adviser.

Trademark Licenses/Disclaimers

The S&P 500 Covered Call ETF (the "ETF") is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates, their third party licensors (collectively, "S&P Dow Jones Indices"), the Chicago Board Options Exchange, Incorporated and any of its affiliates and third party licensors (collectively, "CBOE"). Neither S&P Dow Jones Indices, nor CBOE make any representation or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the Index to track general market or market segment performance. S&P Dow Jones Indices' and the CBOE's only relationship to the Adviser with respect to the Index is providing calculation services for the Indicative Optimized Portfolio Values ("IOPV"), Index and/or the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The IOPVs and Index are determined, composed and calculated by S&P Dow Jones Indices and/or CBOE, as the case may be, without regard to the Adviser or the ETF. S&P Dow Jones Indices and CBOE have no obligation to take the needs of the Adviser or the owners of the ETF into consideration in determining, composing or calculating the IOPV and Index. S&P Dow Jones Indices and CBOE are not responsible for and have not participated in the determination of the prices, and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF is to be converted into cash. S&P Dow Jones Indices, and CBOE are not responsible for and have not participated in the issuance or sale of the ETF, and have no obligation or liability in connection with the administration, marketing or trading of the ETF. There is no assurance that investment products based on the Index will accurately track index

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performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an IOPV or index is not a recommendation by S&P Dow Jones Indices and/or CBOE to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the ETF currently being issued, but which may be similar to and competitive with the ETF. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the IOPV, the Index and the ETF.

S&P DOW JONES INDICES AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF ANY INDICATIVE OPTIMIZED PORTFOLIO VALUE OR INDEX, OR ANY DATA OR VALUE RELATED THERETO OR TO THE ETF ("VALUES AND DATA"), OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN THE VALUES AND DATA. S&P DOW JONES INDICES AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE VALUES AND DATA, AND AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE VALUES AND DATA. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES AND CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, WITH RESPECT TO THE ETF OR VALUES AND DATA. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN CBOE AND ANY OTHER LICENSORS OF S&P DOW JONES INDICES."

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE-Arca. The NYSE-Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE-Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE-Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE-Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any

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liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

FUND MANAGEMENT

Existing Fund

The Adviser and Sub-Adviser

Exchange Traded Concepts, LLC ("ETC"), is an Oklahoma limited liability company, located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, OK 73120. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds.

ETC serves as investment adviser to the Existing Fund and provides investment advice to the Existing Fund primarily in the form of oversight of the Existing Fund's Sub-Adviser, including daily monitoring of the purchase and sale of securities of the Sub-Adviser and regular review of the Sub-Adviser's performance. ETC, in consultation with the Sub-Adviser, also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Existing Fund to operate. ETC administers the Existing Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of ELFT. For the services it provides to the Existing Fund, the Existing Fund pays ETC a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% the average daily net assets of the Existing Fund. For the fiscal year ended April 30, 2016, ETC received from the Existing Fund a management fee equal to 0.65% of average daily net assets of the Existing Fund.

Under the investment advisory agreement, ETC has agreed to pay all expenses incurred by the Existing Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by ETFC under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Excluded Expenses").

Pursuant to an SEC exemptive order and subject to the conditions of that order, ETC may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

Horizons ETFs Management (USA) LLC (the "Sub-Adviser"), a Delaware limited liability company formed in 2012, is an investment adviser located at 1350 Avenue of the Americas, 33rd Floor, New York, New York, 10019. The Sub-Adviser is responsible for making investment decisions for the Existing Fund and continuously reviews, supervises and administers the investment program of the Existing Fund, subject to the supervision of ETC and the Board. Under a sub-advisory agreement, ETC pays the Sub-Adviser a fee, which is calculated daily and paid monthly based on a percentage of the average daily net assets of the Existing Fund.

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A discussion regarding the basis for the Board's approval of the investment advisory agreement with ETC and the investment sub-advisory agreement with the Sub-Adviser, with respect to the Existing Fund, is available in the Existing Fund's Annual Report for the period ended April 30, 2015.

Portfolio Managers

Steven Hawkins, Nicolas Piquard, Hans Albrecht, Wade Guenther and David Kunselman are Portfolio Managers with the Sub-Adviser, and are primarily responsible for the day-to-day management of the Existing Fund. Mr. Hawkins, Mr. Piquard, Mr. Albrecht, Mr. Guenther and Mr. Kunselman have been with the Sub-Adviser since 2012, 2013, 2014, 2015 and 2015, respectively. Mr. Hawkins is Co-Chief Executive Officer, Chief Investment Officer and Secretary of Horizons ETFs Management (Canada) Inc., which he joined in 2007. Mr. Piquard is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Piquard was a Senior Trader and Associate Portfolio Manager with Highstreet Asset Management from 2012 to 2013, and before that, a Director of Equity Derivatives Trading with Scotia Capital from 2007 to 2011. Mr. Albrecht is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Albrecht was a Senior Volatility Trader and Manager with DV Trading during 2013, and before that, a Senior Option Trader and Volatility Trader with National Bank Financial from 1995-2012. Mr. Guenther is Assistant Vice President and Portfolio Manager with Horizons ETFs Management (Canada) Inc., which he joined in 2011. Previously, Mr. Guenther was a Director with LJ Securities from 2009 - 2011. Mr. Kunselman is Vice President and Product Manager with Horizons ETFs Management (Canada) Inc., which he joined in 2015. Previously, Mr. Kunselman was a Senior Portfolio Manager with Excel Investment Counsel Inc. from 2011-2015, and before that, a Portfolio Manager at Morrison William Capital Advisors from 2003 to 2010.

The Existing Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed, and ownership of Shares.

New Fund

The Investment Adviser

1.	Horizons ETFs Management (US) LLC ("Adviser"), with an office at 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019, serves as the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund's portfolio. The Adviser is a Delaware limited liability corporation established in 2011 that serves as the investment adviser to high net worth individuals through separately managed accounts and private funds. Pursuant to an Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. As of January 31, 2017, the Adviser provided supervisory and management services on approximately $95 million in assets and $159 million in assets when combined with its affiliate's assets under management. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate stated as a percentage of the average daily net assets of the Fund of 0.65%. In
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February 2017, the Adviser was acquired by Horizons ETFs Management (USA) LLC, the Existing Fund's current sub-adviser.

Out of the unitary management fee, the Adviser pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Adviser's unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board of Trustees' approval of the Advisory Agreement and the Supervision Agreements with respect to the Fund will be available in the Trust's next annual or semi-annual report to shareholders.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the New Fund.

Steven Hawkins has served the Adviser as Portfolio Manager since March 2017. Mr. Hawkins also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2012. Mr. Hawkins is also President and Co-Chief Executive Officer of Horizons ETFs Management (Canada) Inc., which he joined 2007.

Nicolas Piquard has served the Adviser as Portfolio Manager since March 2017. Mr. Piquard also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2013. Mr. Piquard is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Piquard was a Senior Trader and Associate Portfolio Manager with Highstreet Asset Management from 2012 to 2013, and before that, a Director of Equity Derivatives Trading with Scotia Capital from 2007 to 2011.

Hans Albrecht has served the Adviser as Portfolio Manager since March 2017. Mr. Albrecht also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2014. Mr. Albrecht is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Albrecht was a Senior Volatility Trader and Manager with DV Trading during 2013, and before that, a Senior Option Trader and Volatility Trader with National Bank Financial from 1995-2012.

Wade Guenther has served the Adviser as Portfolio Manager since March 2017. Mr. Guenther also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2015. Mr. Guenther is Vice President and Portfolio Manager with Horizons ETFs Management (Canada) Inc., which he joined in 2011. Previously, Mr. Guenther was a Director with LJ Securities from 2009 – 2011.

David Kunselman has served the Adviser as Portfolio Manager since March 2017. Mr. Kunselman also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2015. Previously, Mr. Kunselman was a Senior Portfolio Manager with Excel Investment Counsel Inc.

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from 2011 - 2015, and before that, a Portfolio Manager at Morrison William Capital Advisors from 2003 to 2010.

Please refer to the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of Shares of the New Fund.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund's shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of HETF under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, HETF may issue an indefinite number of shares of beneficial interest of the New Fund. Each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares, if any, held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of HETF or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund's transfer agent. Each account will represent the respective pro rata number of shares of the New Fund shares due to the shareholders of the Existing Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on the Closing Date. No shares of the New Fund to be issued will have preemptive or conversion rights. The Existing Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of the Existing Fund; and (ii) the receipt by ELFT and HETF of a tax opinion to the effect that the Reorganization will be tax-free to the

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Existing Fund and its shareholders. The Reorganization Agreement may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the Boards of Trustees of ELFT and HETF. The Board of Trustees of ELFT may terminate the Reorganization Agreement if it determines that the consummation of the transactions contemplated by the Reorganization Agreement are not in the best interest of the Existing Fund's shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between the New Fund and Horizons ETFs Management (US) LLC. If shareholders of the Existing Fund do not vote to approve the Reorganization, however, the Trustees of ELFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; legal review and preparation by legal counsel to ELFT of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Reorganization Agreement and the proxy statement on Form N-14, including the delivery of a tax opinion by legal counsel to HETF and any other Reorganization costs will be borne by Horizons ETFs Management (USA) LLC, and/or its affiliates. The estimated costs of the Reorganization are $90,000.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, ELFT and HETF will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of April 30, 2016, the Existing Fund had no federal tax short-term and long-term capital loss carryforwards.

Capitalization

The following table sets forth, as of October 31, 2016: (i) the unaudited capitalization of the Existing Fund and (ii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$63,845,089	$63,845,089
Shares Outstanding	1,452,500	1,452,500
Net Asset Value per Share	$43.96	$43.96

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REASONS FOR THE REORGANIZATION

At a meeting held on February 28, 2017, the Board of Trustees of ELFT approved the proposed Reorganization. In connection with this meeting, representatives of Exchange Traded Concepts, LLC ("ETC") and Horizons ETFs Management (USA) LLC ("HEMU") informed the Board that the primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund, which would be a new series of HETF. ETC and HEMU explained that the Reorganization is being proposed in light of HEMU's recent acquisition of Recon Capital Advisors, LLC ("Recon" now known as Horizons ETFs Management (US) LLC, the "Adviser"). Prior to being acquired by HEMU, Recon had served as the investment adviser to the various existing series of HETF. HEMU now serves as investment adviser to those series and, if the Reorganization is approved by shareholders, the Adviser would become the investment adviser to the New Fund as a series of HETF. ETC and HEMU provided, and the Board reviewed, detailed information about the proposed Reorganization including, among other things: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Existing Fund and the New Fund; and (iii) the impact of the Reorganization on the Existing Fund and its shareholders.

Before approving the Reorganization Agreement, the Board of Trustees of ELFT examined all factors that it considered relevant in its evaluation of the Reorganization, including the following:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Reorganization Agreement, and, in particular, that the transfer of the assets of the Existing Fund will be in exchange for shares of the New Fund and the New Fund's assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization.

Shareholder Approval. The Board noted that the Reorganization would be submitted to the Existing Fund's shareholders for approval and that the Reorganization would not be consummated unless such approval is obtained.

Identical Investment Objective and Investment Strategies and Identical Limitations. The Board considered that the investment objective and investment strategies of the New Fund are identical to those of the Existing Fund. The Board noted that the investment limitations of the New Fund are identical to those of the Existing Fund. The Board also noted that both Funds employ a passive investment strategy with respect to the same Underlying Index.

Same Expense Ratio. The Board reviewed information regarding the expense ratios of the Existing Fund and the New Fund, which indicated that those ratios are expected to be the same. The Board noted that each Fund has a "unitary fee" structure pursuant to which the Fund pays only an advisory fee and the investment adviser (ETC in the case of the Existing Fund and the Adviser in the case of the New Fund) pays all other expenses incurred by the Fund, except for customarily excluded expenses such as brokerage and other transaction-related costs, taxes and extraordinary expenses.

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Management of the New Fund. The Board considered that certain portfolio manager employees of HEMU, the current sub-adviser to the Existing Fund, will become portfolio manager employees of the Adviser to the New Fund and continue to manage the New Fund on a day-to-day basis. The Board noted that HEMU has managed the Existing Fund's portfolio on a day-to-day basis since the Fund's inception in 2013. Consequently, the Board was familiar with HEMU's investment processes, procedures and personnel. The Board took into account that HEMU and its affiliates are experienced providers of investment advisory services with approximately $159 million in assets under management as of January 31, 2017.

Expenses Relating to Reorganization. The Board considered that the Existing Fund shareholders will not incur any expenses in connection with the Reorganization. The Board considered that HEMU or its affiliates will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences to the Funds and that shareholders of the Existing Fund are not expected to recognize any gain or loss upon receipt of shares of the New Fund in connection with the Reorganization.

Based on the foregoing considerations, the Board of Trustees of ELFT determined that the Reorganization is in the best interests of the Existing Fund's shareholders and that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization. The Board's determination was made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that the shareholders of the Existing Fund vote "For" this proposal to approve the Reorganization.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. The Existing Fund is a series of ELFT. ELFT is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated September 10, 2012 and Certificate of Trust dated April 3, 2012, as each may be amended from time to time. ELFT is governed by its By-Laws and by applicable Delaware law.

The New Fund is a series of HETF. HETF is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust and most-recent Amendment dated August 29, 2013, and by an Amended Certificate of Trust dated with effect as of February 13, 2017. HETF is governed by its By-Laws and by applicable Delaware law.

Shares. ELFT and HETF are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each ELFT and HETF have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

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Voting Requirements. All shares of ELFT and HETF entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of ELFT and HETF to be voted in the aggregate without differentiation between the separate Series or classes, then all of ELFT's and HETF's shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware. Meetings of the shareholders of ELFT or HETF or a series of either may be called by the Board of Trustees. For ELFT, a meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. Meetings of the shareholders of ELFT or HETF or a series of either may be called by the Board of Trustees for any purpose required under the 1940 Act or for any purpose the Trustees deem advisable.

Election and Term of Trustees.

Existing Fund. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one nor more than fifteen. The Board of Trustees, by action of a majority of the Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees, or remove any Trustee with or without cause. The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. Any Trustee may also be removed at any meeting of shareholders by a vote of two thirds of the shares of the Trust issued and outstanding.

New Fund. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees. The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause, or if a trustee is incapacitated that trustee may be removed by a majority. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee by 2/3 majority vote and to the extent provided by the 1940 Act and the rules and regulations thereunder.

Shareholder Liability. Pursuant to ELFT's and HETF's Agreements and Declarations of Trust, shareholders of series of ELFT or HETF are not personally liable for the acts, omissions or obligations of ELFT or HETF or the Trustees of either ELFT or HETF.

Liability of Trustees. To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of ELFT or HETF; any investment adviser or

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principal underwriter of ELFT or HETF; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. ELFT or HETF; out of each of their respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of ELFT or HETF, respectively. Nothing in either ELFT or HETF's organizational documents operates to indemnify, hold harmless or protect any officer or Trustee from or against any liability to ELFT or HETF or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Reorganization. A majority of the Board of Trustees may cause ELFT or a 2/3 majority of the Board of Trustees may cause HETF to sell, convey and transfer all or substantially all of the assets of ELFT or HETF, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, or entity organized under the laws of any state, or to one or more separate series thereof, or to ELFT or HETF to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of that series, if required by the 1940 Act.

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust's governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between the Existing Fund and the New Fund.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

The Fund has qualified, or intends to qualify, to be treated as a RIC under the Code. To remain qualified as a RIC, the Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to shareholders.

The Fund will distribute substantially all of its net investment income and short term capital gains monthly and its net realized capital gains, if any, at least annually. The dividends and distributions

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that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder's applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund generally is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year. However, the exchange of Fund shares pursuant to the Reorganization is expected to be a non-taxable event.

Currently, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the New Fund can be found in the Fund's Prospectus. Additional information about the New Fund is included in the Statement of Additional Information for HETF. Both the Prospectus and Statement of Additional Information for the New Fund are not yet effective and are subject to completion.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus dated August 28, 2016, which has been filed with the SEC. A Statement of Additional Information for the Existing Fund dated August 28, 2016, has been filed with the SEC. Copies of the Prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-855-496-3837, by visiting http://us.horizonsetfs.com or www.sec.gov. Both the Prospectus and Statement of Additional Information for the Existing Fund are incorporated into this Proxy Statement reference.

ELFT and HETF are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including

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proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by ELFT and HETF may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. These documents and other information also may be inspected at the offices of NYSE Arca, Inc., 20 Broad Street, New York, New York 10005.

Financial Statements. The financial statements of the Existing Fund for the fiscal year ended April 30, 2016 have been audited by KPMG, LLP, located at 191 W. Nationwide Boulevard, Columbus, OH 43215, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The unaudited financial statements of the Existing Fund for the semi-annual period ended October 31, 2016 are contained in the Semi- Annual Report to shareholders. ELFT will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon request. Requests should be made by calling toll-free 1-855-496-3837, or by visiting http://us.horizonsetfs.com/. These Reports for the Existing Fund also are available on the SEC's website at www.sec.gov and are incorporated into this Proxy Statement by reference. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended April 30, 2016 and in the Semi-Annual Report for the fiscal period ended October 31, 2016 are attached as Exhibit B.

Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The New Fund will be the accounting successor to the Existing Fund in connection with the Reorganization.

VOTING MATTERS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of ELFT in connection with the Special Meeting to be held on June 19, 2017 at 10:00 a.m. Eastern time at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611, and at any adjournment thereof. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about May 19, 2017. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of ELFT has fixed the close of business on May 5, 2017 as the record date (the "Record Date") for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

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Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any. The holders of 1/3 of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum. The Reorganization can be approved only by the affirmative "vote of a majority of the outstanding voting securities" of the Existing Fund, as such phrase is defined in the 1940 Act. Assuming a quorum is present at the meeting, the "vote of a majority of the outstanding voting securities" means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement/Prospectus, or attend in person. (Guidelines on voting by proxy card are disclosed immediately after the Notice of Special Meeting.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of ELFT at the address set forth on the cover page of this Proxy Statement/Prospectus, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

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If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of ELFT may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of ELFT to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of the Existing Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Existing Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

ELFT does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of ELFT at the address set forth on the cover of this Proxy Statement/Prospectus so that they will be received by ELFT in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise ELFT whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on May 5, 2017, (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional

36

vote for each fractional share, if any, of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were 1,402,500 shares outstanding and entitled to vote.

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares outstanding.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of ELFT, as a group, beneficially owned less than 1% of the outstanding shares of Existing Fund. As of the Record Date, the New Fund had no shares outstanding. DTC or its nominee is the record owner of all outstanding shares of the Existing Fund and is recognized as the owner of all shares for all purposes. Because ELFT does not have direct access to information concerning the Existing Fund’s beneficial ownership held in the names of DTC Participants, it is not in the position to verify, as of May 5, 2017, whether or not any DTC Participants owned of record more than 5% of the outstanding shares of the Existing Fund.

OTHER BUSINESS

The Board of Trustees of ELFT knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to ELFT at the address above and by calling 1-855-496-3837.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Richard Hogan

Secretary

Exchange Listed Funds Trust

37

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at [ ].com using your proxy control number found below
3. By PHONE when you dial toll-free 1-___-___-____ to reach an automated touchtone voting line
Shareholder’s Registration Printed Here	4. By PHONE with a live operator when you call toll-free 1-___-___-____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Horizons S&P 500® Covered Call ETF

(a series of Exchange Listed Funds Trust)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 19, 2017

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Garrett Paolella and Troy Cates, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Horizons S&P 500® Covered Call ETF, a series of Exchange Listed Funds Trust (the "Trust") to be held at the offices of Thompson Hine, LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611 on June 19, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1- 800-817-5468 . Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 19, 2017. The proxy statement for this meeting is available at:

[ _________ ].pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Horizons S&P 500® Covered Call ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	Approval of the Reorganization Agreement that provides for: (i) the transfer of all of the assets and liabilities of Horizons S&P 500® Covered Call ETF, a series of Exchange Listed Funds Trust, in exchange for shares of Horizons S&P 500® Covered Call ETF, a series of Horizons ETF Trust I; and (ii) the distribution of shares of the new fund so received to shareholders of the existing fund.	°	°	°

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of May 15, 2017, by and among Horizons ETF Trust I, a Delaware statutory trust ("HETF"), on behalf of its series identified in Exhibit A (the "New Fund"), Exchange Listed Funds Trust, a Delaware statutory trust ("ELFT"), on behalf of its series identified in Exhibit A hereto (the "Existing Fund") and, solely with respect to Section 5 hereof, Horizons ETFs Management (USA) LLC (the Agreement and transactions contemplated hereunder for the Existing Fund and the New Fund, hereinafter called the "Reorganization").

PLAN OF REORGANIZATION

(a)	The Existing Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the "Assets"). In consideration therefor, the New Fund shall, on the Exchange Date, (i) issue and deliver to the Existing Fund a number of shares of beneficial interest of the New Fund (the "New Fund Shares"), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume all of the liabilities of Existing Fund, contingent or otherwise, existing as of the Exchange Date (the "Liabilities"). It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder.
(b)	Upon consummation of the transactions described in paragraph (a) above, the Existing Fund shall distribute, on a pro rata basis, New Fund Shares to its shareholders of record as of the Exchange Date in complete liquidation of the Existing Fund, with shareholders of the Existing Fund being entitled to receive a proportion of New Fund Shares determined by dividing the number of shares of beneficial interest of the Existing Fund held by such shareholder divided by the number of shares of the Existing Fund outstanding on such date. Certificates representing the New Fund Shares will not be issued. All issued and outstanding shares of the Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of the Existing Fund.

AGREEMENT

The Existing Fund and the New Fund agree as follows:

1. Representations and warranties of the New Fund.

HETF, on behalf of itself or, where applicable, the New Fund, represents and warrants to and agrees with the Existing Fund that:

(a)	New Fund is a duly established series of HETF, a statutory trust duly established and validly existing under the laws of State of Delaware, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. HETF has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and
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local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	HETF is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect.
(c)	HETF and New Fund are not in violation in any material respect of any provisions of HETF's Amended and Restated Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which HETF or New Fund is a party or by which HETF or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of HETF and by all other necessary trust action on the part of HETF and New Fund, and this Agreement constitutes the valid and binding obligation of HETF on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of HETF or New Fund, threatened against HETF in respect of New Fund or any of its properties or assets or against any person who HETF in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither HETF nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against HETF in respect of New Fund or any of New Fund's properties or assets or any person whom HETF in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. HETF in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund's business or New Fund's ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of HETF or New Fund, threatened against HETF or any of its properties or assets, that are likely to have a material adverse effect on the ability of HETF or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.
(f)	As of the Exchange Date, New Fund will have no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.
(g)	No consent, approval, authorization, filing or order of any court, governmental authority, or self-regulatory organization is required for the consummation by HETF on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").
(h)	As of the effective date of the registration statement on Form N-14 of HETF on behalf of New Fund (the "Registration Statement"), the date of the meeting of the shareholders of
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the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the "Prospectus/Proxy Statement") and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to HETF or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of ELFT for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	The registration statement of HETF on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the "New Fund Materials"), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading.
(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of HETF's registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.
(k)	New Fund was established by the trustees of HETF in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.
(l)	As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax
A-3

deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" within the meaning of Section 851 et seq. of the Code in respect of the taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a "regulated investment company" under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.
(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

2. Representations and warranties of the Existing Fund.

ELFT, on behalf of itself or the Existing Fund, as applicable, represents and warrants to and agrees with the New Fund that:

(a)	Existing Fund is a duly designated series of ELFT, a statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each of ELFT and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.
(b)	ELFT is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.
(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended April 30, 2016, such statements and schedule having been audited by KPMG, LLP, independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.
(d)	Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the "federal securities laws", as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, and those of the Financial
A-4

Industry Regulatory Authority, Inc. ("FINRA"). Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by ELFT with respect to Existing Fund. All advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the "Commission"), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectus and statement of additional information dated August 28, 2016, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the "Existing Fund Prospectus")), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e)	Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of ELFT or Existing Fund, threatened against ELFT in respect of Existing Fund or any of its properties or assets or against any person who ELFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither ELFT nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against ELFT in respect of Existing Fund or any of Existing Fund's properties or assets or any person whom ELFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. ELFT in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund's business or Existing Fund's ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of ELFT or Existing Fund, threatened against ELFT or any of its properties or assets, that are likely to have a material adverse effect on the ability of ELFT or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.
(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2016, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund's business as an investment company since such date. Prior to the
A-5

Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2016, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.
(h)	Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to ELFT or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement or made without the permission of ELFT.
(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.
(j)	ELFT and Existing Fund are not in violation in any material respect of any provisions of ELFT's Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which ELFT or Existing Fund is a party or by which ELFT or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(k)	All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.
(l)	As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no
A-6

question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund's knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" within the meaning of Section 851 et seq. of the Code in respect of the taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.
(n)	At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.
(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.
(p)	No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.
(q)	Existing Fund does not own any "converted property" (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.
(r)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of ELFT and by all other necessary trust action on the part of ELFT and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of ELFT and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.
(s)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).
A-7

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of the Existing Fund and to the other terms and conditions contained herein, the Existing Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, the Existing Fund will, on the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund. The New Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Existing Fund's current and former Trustees and officers, acting in their capacities as such, under ELFT's Agreement and Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the New Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the New Fund, its successors or assigns.
(b)	The Existing Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be as of the close of business of the New York Stock Exchange on June 21, 2017, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time"). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.
(d)	New Fund shall cause its adviser or another agent to deliver to the Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of the Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund ("New Fund Valuation Procedures"). HETF and ELFT agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Existing Fund before they are acquired by the New Fund. As used in this Agreement, the term "Investments" shall mean Existing Fund's investments and cash holdings shown on the schedule of its investments as of October 31, 2016 or an agreed upon more-recent date, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.
(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of the Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.
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(f)	The Existing Fund will, at least 30 business days before the Exchange Date, furnish HETF, in respect of the New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously the New Fund will deliver to the Existing Fund the number of full shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.
(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of HETF and its agents for calculating the net asset value of the series of HETF shares of beneficial interest. No transactional fee will be charged as a result of the Reorganization.
(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.
(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund on the Exchange Date by furnishing written instructions to New Fund's transfer agent, which will, on the Exchange Date, set up open accounts for the shareholders of Existing Fund in accordance with written instructions furnished by Existing Fund.
(e)	Each of ELFT and HETF shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.
(f)	As soon as practicable after the Exchange Date, ELFT shall make all filings and take all steps as shall be necessary and proper to effect the termination of the Existing Fund under the laws of the State of Delaware. After the Exchange Date, the Existing Fund shall not conduct any business except in connection with its dissolution.

5. Expenses, fees, etc.

Horizons ETFs Management (USA) LLC and/or its affiliates shall bear the costs, fees and expenses incurred by HETF, ELFT and Existing Fund in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganization pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Fund's shareholder meetings and soliciting proxies. Also, Horizons ETFs Management (USA) LLC, and/or their affiliates shall bear all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Fund and the registration in connection with the Reorganization of shares of the New Fund to be offered in the Reorganization, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganization (all such costs, fees and expenses set forth above in this Section 5 to be referred to as "Expenses").

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Expenses shall be borne on an "as incurred" basis by Horizons ETFs Management (USA) LLC and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by any party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the New Fund or the Existing Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, Horizons ETFs Management (USA) LLC, and/or their affiliates nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of the Existing Fund to be transferred, assumption of the Liabilities of the Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Horizons ETFs Management (US) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019, at 10:00 a.m. before the commencement of business on the next full business day following the Valuation Time, or at such other time and date agreed to by the New Fund and the Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Shareholder approval; dissolution.

(a)	ELFT, on behalf of the Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.
(b)	The Existing Fund agrees that, as promptly as practicable after the Exchange Date, the liquidation, dissolution and termination of such Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of ELFT in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8. Tax Matters.

(a)	The Existing Fund will deliver (or cause to be delivered) to the New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund for tax periods ending on or before April 30, 2016 and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund's or New Fund's, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before April 30, 2016 of an amount or amounts sufficient for the Existing Fund to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2016 in any case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by ELFT following the provision of such copies thereof to the New Fund.
(b)	In addition to the Existing Fund's obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of the Existing Fund
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with respect to the Existing Fund's taxable year ending on April 30, 2016 (the, "April 2016 Tax Return") is due after the Exchange Date (after giving effect to any properly made extension), ELFT shall prepare (or cause to be prepared) such April 2016 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such an April 2016 Tax Return's due date (after giving effect to any properly made extension), (i) ELFT shall provide the New Fund with a copy of such April 2016 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said April 2016 Tax Return, and (ii) ELFT shall make (or cause to be made) any changes to such April 2016 Tax Return as the New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such April 2016 Tax Return and the amount of any "spillback" dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by BBD, LLP (the New Fund's auditor). ELFT will timely file (or cause to be timely filed) any such April 2016 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such April 2016 Tax Return.

9. Conditions of the New Fund's obligations.

The obligations of the New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of ELFT (including a majority of those trustees who are not "interested persons" of ELFT, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the Existing Fund's outstanding voting securities in accordance with the 1940 Act and the provisions of ELFT's Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund's shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.
(b)	That the Existing Fund shall have furnished to New Fund a statement of Existing Fund's Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund's behalf by ELFT's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since October 31, 2016, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund's Investments as New Fund may reasonably request.

(c)	That ELFT, on behalf of the Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by ELFT's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of ELFT and Existing Fund made in this Agreement are true and correct in all material respects as if made at and
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as of such dates, and that ELFT and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against ELFT or the Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)	That HETF shall have received in form reasonably satisfactory to HETF and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) New Fund's acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund's Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund's Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.
Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) whether any federal income tax will imposed or required to be withheld under
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the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iii) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (iv) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (v) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vi) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (vii) any state, local or foreign tax consequences of the Reorganization.

(f)	That the Assets of the Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.
(g)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(h)	That all actions taken by the Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the New Fund and Thompson Hine LLP.
(i)	That the Existing Fund's custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.
(j)	That the Existing Fund's transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of the holder of record of any such shares and the number of shares held of record by the such shareholder.
(k)	That all of the issued and outstanding shares of beneficial interest of the Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws or, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.
(l)	That the Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer
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and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n)	That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of ELFT to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of ELFT have concluded that, based on their evaluation of the effectiveness of ELFT's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by ELFT on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms, and that there have been no changes in ELFT's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since April 30, 2016 that have materially affected, or are reasonably likely to materially affect, ELFT's internal control over financial reporting.

(o)	That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of HETF or the New Fund, threatened by the Commission.

(p)	HETF shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to ELFT and the Existing Fund, in a form reasonably satisfactory to the New Fund, covering the following points: (i) the Existing Fund is an investment series of ELFT, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel's knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the Existing Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect; (iii) this Agreement has been duly authorized, executed and delivered by ELFT on behalf of the Existing Fund and, assuming due authorization, execution, and delivery of this Agreement by the New Fund, is a valid and binding obligation of the Existing Fund enforceable against the Existing Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (iv) assuming that a consideration of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Existing Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Existing Fund are legally issued and fully paid and non-assessable, and no shareholder of the Existing Fund has any statutory preemptive rights in respect thereof; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by ELFT of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws; (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of ELFT's Agreement and Declaration of Trust or By-laws, or a material provision of any
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material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Existing Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which ELFT or the Existing Fund is a party or by which it or they are bound; (vii) only insofar as they relate to the Existing Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown; (viii) in the ordinary course of such counsel's representation of the Existing Fund and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Existing Fund existing on or before the effective date of the Prospectus/Proxy Statement or the Closing Date, required to be described in the Prospectus/Proxy Statement or to be filed as exhibits to the Prospectus/Proxy Statement which are not described or filed as required; (ix) in the ordinary course of such counsel's representation of ELFT and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to ELFT or any of its respective properties or assets and ELFT is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement. Such opinion shall contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

10. Conditions of the Existing Fund's obligations.

The obligations of the Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the trustees of HETF (including a majority of those trustees who are not "interested persons" of HETF, as defined in Section 2(a)(19) of the 1940 Act).

(b)	That HETF, on behalf of the New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.
(c)	That HETF, on behalf of the New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by HETF's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of HETF and the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that HETF and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.
(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against HETF or the New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

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(e)	That ELFT shall have received in form reasonably satisfactory to ELFT and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes (i) the New Fund's acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and New Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund's Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund's Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iii) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (iv) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income

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tax purposes under a mark-to-market system of accounting; (v) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vi) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (vii) any state, local or foreign tax consequences of the Reorganization.

(f)	That all actions taken by or on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Morgan, Lewis & Bockius LLP.
(g)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of ELFT, the Existing Fund, HETF, or the New Fund threatened by the Commission.
(h)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Morgan, Lewis & Bockius LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(i)	At least 30 days before the Valuation Time, the New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.
(j)	That ELFT shall maintain liability insurance coverage for each of (i) the current Trustees and officers of ELFT, and (ii) the former Trustees and officers of ELFT that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance ELFT currently maintains for the Trustees and officers of ELFT at no additional expense to the Trustees of ELFT or Existing Fund. Such liability insurance shall be in full force and effect on and after the Exchange Date.

(k)	HETF and ELFT shall have received on the Closing Date an opinion of Thompson Hine LLP, counsel to HETF and the New Fund, dated as of the Closing Date, in a form reasonably satisfactory to ELFT, covering the following points: (i) the New Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel's knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the New Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect; (iii) this Agreement has been duly authorized, executed, and delivered by HETF on behalf of the New Fund, and, assuming due authorization, execution and delivery of this Agreement by the Existing Fund, is a valid and binding obligation of the New Fund enforceable against the New Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles; (iv) assuming that a consideration of not less than the net asset value of the New Fund shares has been paid, the New Fund
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shares to be issued and delivered to the Existing Fund on behalf of the Existing Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Existing Fund has any statutory preemptive rights in respect thereof; (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of HETF's Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which HETF is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which HETF or the New Fund is a party or by which it is bound; (vi) only insofar as they relate to the New Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown; (vii) in the ordinary course of such counsel's representation of HETF, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the New Fund, existing on or before the effective date of the Prospectus/Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Prospectus/Proxy Statement which are not described or filed as required; (viii) in the ordinary course of such counsel's representation of HETF, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to HETF or any of its properties or assets and HETF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Prospectus/Proxy Statement; (ix) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by HETF and the New Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws; (x) the Registration Statement and the post-effective amendment on Form N-1A filed by HETF with the Commission to register the New Fund as a series of HETF each is effective and no stop order has been issued by the Commission; and (xi) subject to sub-paragraph (x), as of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Existing Fund, fee waiver or expense reimbursement undertakings, or sales loads of the New Fund from those fee amounts, undertakings and sales load amounts of the New Fund described in the Prospectus/Proxy Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

11. Indemnification.

(a)	HETF, out of the New Fund's assets and property (including any amounts paid to the New Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless ELFT and the members of the ELFT's Board of Trustees and ELFT's officers from
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and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which ELFT and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by HETF, on behalf of the New Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by HETF or the members of HETF's Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by HETF is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. HETF

(b)	ELFT, out of the Existing Fund's assets and property (including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless HETF and the members of HETF's Board of Trustees and HETF's officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which HETF and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by ELFT, on behalf of the Existing Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ELFT or the members of ELFT's Board of Trustees or its officers prior to the Exchange Date, provided that such indemnification by ELFT is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

(c)	The Indemnified Parties will notify the Indemnifying Party in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11. An Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11, or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Indemnifying Party elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Indemnifying Party's obligation under this Section 11 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Indemnifying Party will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11 without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of the Existing Fund and the New Fund represent that there is no person who has dealt with it, or ELFT or HETF, as applicable, who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

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13. Termination.

At any time prior to the Exchange Date, the Existing Fund and the New Fund may, by mutual consent of the Board of Trustees of ELFT and the Board of Trustees of HETF on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. The Board of Trustees of ELFT, on behalf of the Existing Fund, may terminate this Agreement at any time prior to the Exchange Date if such Board determines that the consummation of the transactions contemplated by this Agreement is not in the best interest of the shareholders of the Existing Fund. The Existing Fund or the New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, except for shareholder approval and receipt of a tax opinion, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by August __, 2017, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by the parties hereto (Horizons ETFs Management (USA) LLC, solely with respect to any amendments or waivers to the section identified on the signature page to this Agreement with respect to Horizons ETFs Management (USA) LLC); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Delaware statutory trust.

A copy of the Agreement and Declaration of Trust of HETF is on file with the Securities and Exchange Commission, and notice is hereby given that this instrument is executed by or on behalf of the trustees of HETF on behalf of the New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of HETF or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

A copy of the Agreement and Declaration of Trust of ELFT is on file with the Securities and Exchange Commission, and notice is hereby given that this instrument is executed with the authority of the Board of Trustees of ELFT and that the obligations of this instrument are not binding upon any of the trustees or officers of ELFT or shareholders of the Existing Fund individually, but are binding only upon the assets and property of such Existing Fund.

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It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Existing Fund or the New Fund as provided in ELFT's Agreement Declaration of Trust or HETF's Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Exchange Listed Funds Trust at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120 (Attention: Richard Hogan) and to HETF at c/o Horizons ETFs Management (US) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019 (Attention : Garrett K. Paolella).

20. Recourse.

All persons dealing with an Existing Fund or a New Fund (each, a "Fund") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, officers, agents and shareholders of either such Fund and the other series of ELFT and HETF do not assume any liability for obligations entered into on behalf of any of the Existing Fund or New Funds.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

Each of ELFT and HETF shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

This Agreement may be executed in any number of counterparts, the of which, when executed and delivered, shall be deemed to be an original.

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Exchange Listed Funds Trust, on behalf of its series listed on Exhibit A

By: /s/ J. Garrett Stevens
Name: J. Garrett Stevens
Title: CEO

Horizons ETF Trust I, on behalf of its series listed on Exhibit A

By: /s/ Garrett K. Paolella
Name: Garrett K. Paolella
Title: Trustee, President and Chief Executive Officer

Solely with respect to Section 5, Horizons ETFs Management (USA) LLC

By: /s/ Thomas Calabria
Name: Thomas Calabria
Title: Chief Compliance Officer

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Exhibit A

Existing Fund	New Fund
Horizons S&P 500® Covered Call ETF	Horizons S&P 500® Covered Call ETF

A-23

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Fund, assuming reinvestment of all dividends and distributions. The information for each of the periods in the three-year period ended April 30, 2016 has been derived from information audited by KPMG LLP. The Fund's financial statements as of April 30, 2016, together with the report thereon of KPMG LLP, are included in the Trust's annual report, as filed with the SEC on July 6, 2016, and the Fund's financial statements as of October 31, 2016 are hereby incorporated by reference into this prospectus. The annual report and semi-annual report are also available upon request and without charge by calling 1-855-496-3837 or by visiting the Trust's website at http://us.horizonsetfs.com/.

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distribution to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Tax Return of Capital	Total Distributions
Horizons S&P 500® Covered Call ETF
Six Months Ended October 31, 2016 (unaudited)	$43.11	0.33(f)	$1.36	$1.69	$(0.84)	$—	$—	$(0.84)
Year Ended April 30, 2016	$45.39	0.70(f)	$(0.90)	$(0.20)	$(1.50)	$—	$(0.58)	$(2.08)
Year Ended April 30, 2015	$44.85	0.63(f)	$2.03	$2.66	$(0.83)	$(0.63)	$(0.66)	$(2.12)
June 24, 2013(g) through April 30, 2014	$40.00	0.52	$5.66	$6.18	$(0.64)	$(0.69)	$—	$(1.33)

				Ratios to Average Net Assets		Supplemental Data
	Net Asset Value, End of Period	Total Return(a),(b)	Total Return at Market(a),(c)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at End of Period (000's)	Portfolio Turnover(a)(e)
Horizons S&P 500® Covered Call ETF
Six Months Ended October 31, 2016 (unaudited)	$43.96	3.93%	3.93%	0.65%	1.47%	$63,845	4%
Year Ended April 30, 2016	$43.11	(0.29)%	(0.67%)	0.65%	1.61%	$60,459	7%
Year Ended April 30, 2015	$45.39	5.97%	6.47%	0.65%	1.39%	$77,276	12%
June 24, 2013(g) through April 30, 2014	$44.85	15.59%	15.73%	0.65%	1.37%	$27,024	34%

(a) Not annualized for periods less than one year.

(b) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(c) Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.

(d) Annualized for periods less than one year.

(e) Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

(f) Per share numbers have been calculated using the average shares method.

(g) Commencement of operations.

B-1

STATEMENT OF ADDITIONAL INFORMATION

May 19, 2017

FOR THE REORGANIZATION OF

Horizons S&P 500® Covered Call ETF (HSPX)

a series of Exchange Listed Funds Trust

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

__________________

IN EXCHANGE FOR SHARES OF

Horizons S&P 500® Covered Call ETF

a series of Horizons ETF Trust I

c/o Horizons ETFs Management (US) LLC

1350 Avenue of the Americas, 33rd Floor

New York, NY 10019

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated, May 19, 2017, for the Special Meeting of Shareholders of Exchange Listed Funds Trust with respect to the Horizons S&P 500® Covered Call ETF (the "Existing Fund" ) to be held on June 19, 2017. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between Exchange Listed Funds Trust, on behalf of the Existing Fund, and Horizons ETF Trust I, on behalf of the Horizons S&P 500® Covered Call ETF, a series of Horizons ETF Trust I (the "New Fund" or "Fund"). Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1-855-496-3837. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

•	the Statement of Additional Information for the Existing Fund dated August 28, 2016;
•	the Annual Report to Shareholders for the Existing Fund for the fiscal year ending April 30, 2016, which includes audited financial statements of the Existing Fund and the independent registered public accountants' report thereon; and
•	the Semi-Annual Report to Shareholders for the Existing Fund for the fiscal period ending October 31, 2016, which includes unaudited financial statements of the Existing Fund.

Copies of the foregoing documents are available upon request and without charge by calling 1-855-496-3837.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has no financial statements and has not produced shareholder reports.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Existing Fund is being combined with the New Fund, a newly-created series of Horizons ETF Trust I, which does not have any assets or liabilities.

The information that follows constitutes the Statement of Additional Information for Horizons ETF Trust I and the New Fund.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST	2
EXCHANGE LISTING AND TRADING	2
INVESTMENT POLICIES AND RISKS	3
INVESTMENT RESTRICTIONS AND POLICIES	25
BOARD OF TRUSTEES OF THE TRUST	28
MANAGEMENT	34
PORTFOLIO HOLDINGS DISCLOSURE	37
QUARTERLY PORTFOLIO SCHEDULE	37
CODE OF ETHICS	37
PROXY VOTING POLICIES AND PROCEDURES	38
BROKERAGE TRANSACTIONS	38
BOOK ENTRY ONLY SYSTEM	39
CREATION AND REDEMPTION OF CREATION UNITS	40
DETERMINATION OF NET ASSET VALUE	48
DIVIDENDS AND DISTRIBUTIONS	49
DIVIDEND REINVESTMENT SERVICE	50
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	50
TAXES	50
CAPITAL STOCK AND SHAREHOLDER REPORTS	56
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
FINANCIAL STATEMENTS	57
LICENSE AGREEMENT AND DISCLAIMERS	57
APPENDIX A: HORIZONS ETFS MANAGEMENT (US) LLC PROXY VOTING POLICIES	60

1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of four currently-operating investment portfolios. The Fund is described herein. Other funds (i.e. investment portfolios) are described in other Statements of Additional Information. The Fund is classified as a diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). To be diversified, at least 75% of the value of the Fund's total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund's total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund's total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. The Trust was organized as a Delaware statutory trust on May 17, 2012. The shares of the Fund are referred to herein as "Shares."

The Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Similarly, Shares are redeemable by the Fund only in Creation Units. Only Authorized Participants (as defined below) may enter into Creation Unit transactions with the Fund. Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund generally included in the Fund's Index (as defined herein) and a specified cash payment. The Shares of the Fund are listed on the NYSE Arca, Inc. exchange ("Exchange" or "NYSE-Arca"), and trade in the secondary market at market prices that may differ from the Shares' NAV. A Creation Unit consists of 50,000 Shares.

The Trust reserves the right to permit or require a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings "Summary Information—Principal Risks of Investing in the Fund" with respect to the Fund, "Additional Information About the Fund's Investment Strategies and Risks—Risks of Investing in the Fund," "Shareholder Information—Determination of NAV" and "Shareholder Information—Buying and Selling Exchange-Traded Shares." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but

2

is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Fund's respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers' commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange's regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and make no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) which comprises that day's Creation Deposit (as defined below), as disseminated prior to that Business Day's commencement of trading.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings "Summary Information—Principal Investment Strategies of the Fund" with respect to the Fund, "Summary Information—Principal Risks of Investing in the Fund" with respect to the Fund and "Additional Information About the Fund's Investment Strategies and Risks." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in the Fund's Underlying Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's

3

Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund holds unless the securities of such issuers are removed from its Underlying Index. The Fund may underperform mutual funds that actively shift their portfolio assets to take advantage of market opportunities or to move to defensive positions to lessen the impact of a market decline or a decline in the value of one or more issuers.

The Fund's Adviser has filed with the National Futures Association ("NFA") a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended ("CEA"), and the rules of the Commodity Futures Trading Commission ("CFTC") promulgated thereunder, with respect to the Fund's operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA.] If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund's prospectus (the "Prospectus")) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce

4

the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund "covers" its obligations or liabilities by the segregation or "earmarking" of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a "senior security" by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund's NAV of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration of Investments

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund's investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund's Underlying Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise the Underlying Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Cybersecurity

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund's operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund's website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

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Cybersecurity failures or breaches by the Fund's third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers' and the Fund's business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund's net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyberattacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

Equity Securities

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company, including a real estate investment trust. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

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Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this

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reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Future Developments

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Fluctuation of Net Asset Value

The net asset value ("NAV") of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on New York Stock Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Foreign Securities

The Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges. However, because the Fund's investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory

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requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Contracts and Options

The Fund may enter into futures contracts, options and options on futures contracts investment in the Fund's Underlying Index to facilitate trading or to reduce transaction costs.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on the Fund's Underlying Index, other indexes or combinations of indexes that the Adviser believes to be representative of the Fund's Underlying Index.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums.

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Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Fund's Underlying Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund's Underlying Index components or a subset of the components. Liquid futures contracts may not be currently available for the Fund's Underlying Index.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund's Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

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Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from "leveraging" its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position, as part of a complex bond replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

U.S. Federal Tax Treatment of Futures Contracts. The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a "regulated investment company" under Section 851 of the Code, at least 90% of the Fund's gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

The Fund distributes to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end

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of the Fund's fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised on the nature of the distributions.

Options - The Fund will write call options on up to 100% of each of the option eligible securities in the Reference Index that meet, among others, the stock and option price criteria of the Underlying Index methodology. The below discussion discusses generally the characteristics of call options (as well as other types of options) and the general risks of the use of options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price"). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when purchased the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

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When the Fund writes (or sells) a call option it assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes (or sells) a put option it assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.

At the time of selling a call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•	Maintaining the entire exercise price in liquid securities.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not

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involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Lending Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the

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Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mid-Capitalization Companies

Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Non-Correlation Risk

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Underlying Index because the total return generated by the Fund will be reduced by transaction costs and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Underlying Index. In addition, it is possible that, for periods of time, the Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the index provider the Adviser may correct such imbalances by means of adjusting the composition of the securities in the Fund's Underlying Index (pursuant to the Underlying Index methodology) or in the Fund's portfolio, respectively. In addition, it is possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Code. Because the Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

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Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.

Real Estate Investment Trusts ("REITs")

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders. The Fund may invest in the type of REIT that invests primarily in the fee ownership or leasehold ownership of land and buildings.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by

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REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. REITs may also be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, a REIT may fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or may fail to maintain its exemption from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven (7) days.

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The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world

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events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Securities of Other Investment Companies

While it has no current intention to do so, the Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

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If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies ("BDCs"). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC's total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund when it invests in a BDC will be effectively overstated by an amount equal to the "Acquired Fund Fees and Expenses." Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund's financial statements, which more accurately reflect the Fund's actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund's Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate ("LIBOR")), referenced bonds and stock indices. Some of these factors may or may not correlate to the total

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rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter ("OTC") swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission ("SEC") recently defined as "swaps" and "security-based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by the Fund or may be received by such Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has

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a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund. The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements and the costs and risks associated with such investments.

The Fund will utilize futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Adviser has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as commodity pools under the CEA. In February 2012, the Commodity Futures Trading Commission ("CFTC") announced substantial amendments to certain exemptions, and the conditions for reliance on those

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exemptions, from registration as a commodity pool operator. The amendments took effect on December 31, 2012, and the Fund intends to comply with amended Rule 4.5 such that the Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into "when-issued" transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company's index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Considerations and Risks

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

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General

Investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Options Transactions

There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise

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price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund only intends to use exchange-listed options, however, if trading were suspended in an option held by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of "covering" its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

INVESTMENT RESTRICTIONS and POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

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Except with the approval of a majority of the outstanding voting securities, and except as noted above, the Fund may not:

1.	Purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restrictions, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets in securities that comprise its Underlying Index.

2.	The Fund will not hold illiquid securities in excess of 15% of its net assets.
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If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund's portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

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Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Fund may invest its remaining assets in securities not included in its Underlying Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not Fund's Underlying Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Underlying Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not "interested persons" (as defined in the 1940 Act), of the Trust ("Independent Trustees"). Robinson Jacobs, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including the general supervision of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust. The Board met five times during the fiscal year ended April 30, 2017.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust's other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member's character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person's willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee's status as not being an "interested person" (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

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References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Mark W. Buckley-Jones, 1979	Trustee	Since July 2014	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	5	None.

John L. Jacobs [3], 1959	Trustee	Since September 2015	Founder and CEO of Q3 Advisors, LLC (January 2015 - Present); Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy at the McDonough School of Business at Georgetown University (January 2015 - Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	5	None.

Robinson C. Jacobs, 1978	Trustee and Chairman of the Board of Trustees	Since July 2014	Comprehensive Financial Management (Investment Management) (August 2016 — Present); Analyst, Gagnon Securities (September 2012 — August 2016); Vice President, CSL Capital (April 2011 — May 2012); Consultant to various hedge fund groups.	5	None.

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 1350 Avenue of the America, 33rd Floor, New York, NY 10019.

2. Each Trustee serves until resignation, death, retirement or removal.

3. Mr. Jacobs was appointed as a member of the Board of Trustees on September 24, 2015 and elected by shareholders on January 27, 2017.

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Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Garrett K. Paolella, 1986	Trustee, President, Chief Executive Officer	Since November 2013	Managing Partner, Horizons ETFs Management (US) LLC (October 2011-Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011).	5	None.

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 1350 Avenue of the America, 33rd Floor, New York, NY 10019.

2. Each Trustee serves until resignation, death, retirement or removal.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below.

Officer's Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Christopher W. Roleke, 1972	Treasurer and Chief Financial Officer	Since February 2017	2011 to Present – Fund Principal Financial Officer, Foreside Fund Officer Services, LLC.

Troy Cates, 1976	Secretary	Since March 2016	Partner and Head of Trading, Horizons ETFs Management (US) LLC (September 2014 - present); Executive Director, MKM Partners (research, sales and trading firm) (July 2006 – August 2014); trader, Knight Capital Group (November 2005 – June 2006); market maker, Spencer Trask (venture capital firm) (1998 – 2004).

Rodney L. Ruehle, 1969	Chief Compliance Officer	Since December 2016	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014.

1. The address for each officer is c/o Horizons ETF Trust I, 1350 Avenue of the America, 33rd Floor, New York, NY 10019.

2. Officers are elected yearly by the Trustees.

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Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Mark Buckley-Jones is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board's oversight of the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent registered public accounting firm; and (v) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2016.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee met two times during the fiscal year ended October 31, 2016.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman's independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust's investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of December 31, 2016.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser ("Family of Investment Companies") that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2016)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2016)
Mark W. Buckley-Jones	None	None
John L. Jacobs	None	None
Robinson C. Jacobs	None	None
Richard M. Keary*	None	None
Garrett K. Paolella	None	None

* Mr. Keary resigned as a Trustee on January 30, 2017.

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As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC ("Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $3,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ending October 31, 2016. Annual Trustee fees may be reviewed periodically and changed by the Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Mark W. Buckley-Jones	$3,000	None	None	$6,000
John L. Jacobs	$3,000	None	None	$6,000
Robinson C. Jacobs	$3,000	None	None	$6,000
Richard M. Keary[1]	None	None	None	None
Garrett K. Paolella	None	None	None	None

1. Mr. Keary resigned as a Trustee on December 8, 2016.

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MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund."

Investment Adviser

Horizons ETFs Management (US) LLC (the "Adviser") acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund ("Advisory Agreement") and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate stated as a percentage of the average daily net assets of the Fund) of 0.65%.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Adviser's unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

The Advisory Agreement is subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian

U.S. Bank, N.A. ("U.S. Bank"), located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and U.S. Bank. As Custodian, U.S. Bank holds the Fund's assets. The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as sub-custodian for the Fund with respect to certain cash and cash items. The Trust pays U.S. Bank for the custodian services that U.S. Bank provides to the Fund.

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The Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC ("USBFS"), located at 615 East Michigan Street, Milwaukee, WI 53202, which is an entity affiliated with U.S. Bank, serves as the Fund's transfer agent pursuant to a transfer agent servicing agreement. USBFS may be reimbursed by the Fund for its out-of-pocket expenses. In addition, USBFS provides various accounting services to the Fund pursuant to a fund accounting servicing agreement. The Trust pays USBFS for the transfer agency and fund accounting services that USBFS provides to the Fund.

The Trust and USBFS have entered into a fund administration servicing agreement ("Administration Agreement"). Under the Administration Agreement, USBFS provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from USBFS' refusal or failure to comply with the terms of the Administration Agreement or from USBFS' bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

The Trust pays USBFS for its services under the Administration Agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101 and investor information can be obtained by calling 1-844-RC-FUNDS (1-844-723-8637) (9 a.m. to 6 p.m. Eastern Time). The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days' prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter ("Distribution Agreement"), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under "Creation and Redemption of Creation Units—Procedures for Creation of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

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The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Category of Account	Other Accounts Managed (as of March 31, 2017)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Steven Hawkins	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	28	$2,328.2	0	$0
	Other accounts	0	$0	0	$0
Nicolas Piquard	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	11	$326.2	0	$0
	Other accounts	0	$0	0	$0
Hans Albrecht	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	11	$326.2	0	$0
	Other accounts	0	$0	0	$0
Wade Guenther	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
David Kunselman	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
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Portfolio Manager Compensation

The portfolio managers are compensated by the Adviser in the form of base salary and a discretionary bonus tied to the overall profitability of the company and their performance.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers owned no Shares of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund's Form N-Q will be available through the Fund's website, at http://us.horizonsetfs.com or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel ("Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or

37

sale, by the Fund must be approved in advance by the CCO. Approval will be granted if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser or the Distributor, as applicable.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (203) 900-1400 or on the Fund's website, and on the SEC's website at http://www.sec.gov. Proxies for the Fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund's website, at http://us.horizonsetfs.com, or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of the Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are

38

allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Buying and Selling Exchange-Traded Shares."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and

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DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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A "Business Day" with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed December 26).

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities ("Deposit Instruments") that comprise the Fund's Underlying Index and an amount of cash computed as described below ("Cash Amount") or, as permitted or required by the Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the "Creation Deposit," which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of each Deposit Instrument to be included in the current Creation Deposit (based on information at the end of the previous Business Day) as well as the Cash Amount for the Fund. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of securities of the Deposit Instruments required for the Creation Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market ("Market Purchases"). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu

41

amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust's acquisition of Deposit Instruments will be at the expense of the Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the Underlying Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Instruments of the Creation Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Amount effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a "Participating Party," i.e., a broker dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see "Book Entry Only System"); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange ("Closing Time") (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A "Custom Order" may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Amount to replace any Deposit Instrument which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date." Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "—Placement of Creation Orders Using Clearing Process"). Severe economic or market disruptions or changes, or telephone or other

42

communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Creation Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor's broker through an Authorized Participant. At any given time there may be only a limited number of Authorized Participants. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant's creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a "regular way" manner by the third (3rd) Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order

43

is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Creation Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Creation Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See "Creation Transaction Fee" section below.)

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the Authorized Participant, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the

44

acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to Authorized Participants of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See "Creation Deposit" section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.

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Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to the Fund, the section entitled "Summary Information—Principal Risks of Investing in the Fund" for the Fund and "Additional Information About the Fund's Investment Strategies and Risks—Risks of Investing in the Fund" in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Redemption Instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

The basic redemption transaction fee of $500 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust

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expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes ("Transaction Costs"). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund's remaining shareholders and negatively affect the Fund's performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a "regular way" manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through an Authorized Participant. An Authorized Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite

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number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date ("DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within three business days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Determination of NAV."

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The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund's portfolio securities are based on the securities' closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. The Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges. However, with respect to securities that are traded in foreign markets, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Distributions."

General Policies

The Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund's equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also

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make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a RIC under the Code and to avoid the imposition of excise taxes, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a "regulated investment company" or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A shareholder who owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund. A control person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. The Fund has not yet commenced operations as of the date of this SAI, and therefore no shareholder information is available.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Tax Information." The following summary of certain relevant U.S. federal income tax provisions is subject to change, and does not constitute legal or tax advice. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged

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to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

The Fund intends to continue to qualify for and continue to elect treatment as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it timely distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Creation and Redemption of Creation Units—Procedures for Creation of Creation Units."

Dividends, interest and gains received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or claim a credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor's pro rata share of the Fund's foreign income taxes. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to

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deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long term capital gains available to non corporate shareholders generally is 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts.

Currently, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies," or "PFICs." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, make

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appropriate tax elections and appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

In particular, the Fund's investments in options, futures, and other similar financial instruments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Equity investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

To the extent the Fund invests in PFICs, it generally intends to elect to "mark to market" these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund's shareholders.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, as well as forward contracts and certain

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options, futures, and similar financial instruments denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund was to elect otherwise.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income (which exclude short-term capital gain dividends) paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares. Prospective investors are urged to consult their tax advisors regarding such withholding and taxation.

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Effective July 1, 2014, withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders' U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is

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proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of seven investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share, if any, has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, under certain circumstances, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust's Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust's distributions.

Shareholder inquiries may be made by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

BBD, LLP serves as the Trust's independent registered public accounting firm and will audit the Fund's financial statements and performs other related audit services.

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Financial Statements

The Fund has not yet commenced investment operations and, therefore, has no financial statements. In the future, you will be able to obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling 1-866-641-5739 during normal business hours.

LICENSE AGREEMENT AND DISCLAIMERS

Index/Index Provider/Trademark Licenses/Disclaimers

S&P 500® is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and has been licensed for use by the Fund. S&P®, S&P 500®, and S&P 500 Stock Covered Call™ are trademarks of S&P and have been licensed for use by the Adviser. The S&P 500 Stock Covered Call Index ("Index") is a product of S&P Dow Jones Indices LLC and has been licensed for use by the Adviser.

The S&P 500 Covered Call ETF (the "ETF") is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates, their third party licensors (collectively, "S&P Dow Jones Indices"), the Chicago Board Options Exchange, Incorporated and any of its affiliates and third party licensors (collectively, "CBOE"). Neither S&P Dow Jones Indices, nor CBOE make any representation or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the Index to track general market or market segment performance. S&P Dow Jones Indices' and the CBOE's only relationship to the Adviser with respect to the Index is providing calculation services for the Indicative Optimized Portfolio Values ("IOPV"), Index and/or the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The IOPVs and Index are determined, composed and calculated by S&P Dow Jones Indices and/or CBOE, as the case may be, without regard to the Adviser or the ETF. S&P Dow Jones Indices and CBOE have no obligation to take the needs of the Adviser or the owners of the ETF into consideration in determining, composing or calculating the IOPV and Index. S&P Dow Jones Indices and CBOE are not responsible for and have not participated in the determination of the prices, and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF is to be converted into cash. S&P Dow Jones Indices, and CBOE are not responsible for and have not participated in the issuance or sale of the ETF, and have no obligation or liability in connection with the administration, marketing or trading of the ETF. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an IOPV or index is not a recommendation by S&P Dow Jones Indices and/or CBOE to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently

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issue and/or sponsor financial products unrelated to the ETF currently being issued, but which may be similar to and competitive with the ETF. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the IOPV, the Index and the ETF.

S&P DOW JONES INDICES AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF ANY INDICATIVE OPTIMIZED PORTFOLIO VALUE OR INDEX, OR ANY DATA OR VALUE RELATED THERETO OR TO THE ETF ("VALUES AND DATA"), OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN THE VALUES AND DATA. S&P DOW JONES INDICES AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE VALUES AND DATA, AND AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE VALUES AND DATA. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES AND CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, WITH RESPECT TO THE ETF OR VALUES AND DATA. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN CBOE AND ANY OTHER LICENSORS OF S&P DOW JONES INDICES."

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE-Arca. The NYSE-Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE-Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE-Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE-Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof. The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly

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disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

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APPENDIX A
Horizons ETFs Management (US) LLC
PROXY VOTING POLICIES

18.2 Proxy Voting — Fund Portfolio Management

Horizons ETFs Management (US) LLC ("Adviser") manages the affairs of the Fund. As part of its fiduciary obligations to the shareholders of the Fund, the firm exercises its voting rights in the companies in which it invests.

The overriding objective of the firm's proxy voting activities is to enhance shareholder value on a long-term basis. As a result, our proxy voting guidelines have been developed in a manner which the firm believes is consistent with this goal. However, it is important to note that this document contains guidelines only, and not rigid, inflexible, voting directives. We will evaluate each voting matter on a case-by-case basis and may vote in a manner contrary to the guidelines if we feel that this would ultimately enhance long-term shareholder value.

18.2.1 Guidelines Pertaining to Routine Matters

The Adviser will generally cause the Fund to vote in favor of management proposals on routine matters such as the election of directors, appointment of auditors, indemnification of directors, and receipt and approval of financial statements, provided it is in line with the other guidelines set forth in the Proxy Voting Guidelines.

18.2.2 Guidelines Pertaining to Non-Routine Matters

With respect to non-routine matters, such as take-over defense measures and changes in capital structure, the Adviser will examine proxies and recommendations for special proposals to assess the impact on the value of the securities, generally voting in favor of proposals that would enhance the investment value of the relevant security in the long term and against proposals that increase the risk level and reduce the investment value of the relevant security in the long term. Other issues, including those business issues specific to the issuer or those raised by shareholders of the issuer, are addressed on a case-by-case basis with a focus on the potential impact of the vote on shareholder value.

18.2.3 Guidelines Pertaining to the Board of Directors

Ideally, the Board of Directors will comprise a majority of unrelated experienced directors, where an unrelated director is independent of management and is free from any relationship or interest that conflicts with the director's ability to act in the best interests of shareholders. A Board of Directors should be large enough to allow for sufficient coverage of responsibilities, but should not be so large that meetings and discussions become cumbersome. All boards shall have an audit

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committee headed and staffed by outside directors. We are generally opposed to cumulative voting proposals, but acknowledge that it may be a useful tool if a board is unresponsive to shareholders. A staggered board is one in which some directors are elected to terms greater than one year. Our preference is for all directors to stand for election on an annual basis. While attendance is only one factor in evaluating a director's effectiveness, we view absences without extenuating circumstances negatively. We believe that directors should be provided insurance against liability claims, so long as their actions were taken honestly and in good faith with a view to the best interests of the company. We will generally support the auditor recommended by the audit committee, but will review proposed changes in auditors on a case-by-case basis.

18.2.4 Guidelines Pertaining to Executive and Director Compensation

We consider individuals within a management team as integral to the execution of the company's strategy. As a result, attracting and retaining qualified individuals through competitive compensation is necessary. Competitive compensation is considered in the context of what other leading companies in the same industries are paying to attract and retain their managers. Compensation should be tied to measurable performance and motivate managers to reach longer-term targets, rather than used as a reward for past performance. Furthermore, compensation should be tied to shareholder value so that the interests of both shareholders and managers are aligned.

We are not opposed to stock options as a form of compensation, but we are critical of compensation packages that have excessive granting of options; that cause substantial dilution of the existing shareholders; that have no, or very short, vesting periods; and/or that have options priced below the current market price. We will not support the re-pricing or extension of previously issued options held by senior management. We prefer to see stock options distributed to key contributors to corporate prosperity, but generally do not support plans that are excessively concentrated in the hands of a single individual. We support companies that encourage their executives to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders. Compensation measures such as "golden parachutes" and corporate loans to individual managers are often justified by companies as ways of attracting and retaining quality managers; however, these compensation items are often abused, and we are opposed to compensation measures that are excessive and outside of competitive industry practices.

With respect to director compensation, appropriate board members provide valuable experience and strategic support to the company, and competitive compensation is necessary to attract and retain these individuals. Compensation should be aligned with the interests of shareholders and managers. We support companies that encourage their board members to buy and hold a meaningful

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number of shares in the company so that they have the same financial interest as other shareholders.

18.2.5 Guidelines Pertaining to Takeover Protection

Takeover protection measures are created to guard against takeover bids that do not represent a fair value for the company's assets. The main purpose of a shareholder rights plan is to ensure equal treatment for all shareholders and to provide the board sufficient time to consider alternatives. We generally will not support plans that are anti-takeover in nature and serve to entrench the power of incumbent management and boards. However, we will generally support takeover protection measures that protect the rights and interests of all shareholders and seek to maximize shareholder value.

18.2.6 Guidelines Pertaining to Shareholder Rights

A multiple-voting class structure refers to unequal voting rights between classes of shares. This potentially allows minority shareholders with multiple voting rights to impose their interests over those of all other shareholders. Therefore, we generally will not support the creation or extension of multiple-voting structures. We will support the replacement of multiple-voting structure with one vote per share, given the cost of such change is modest and is in the best interest of non-controlling shareholders.

While supermajority requirements are appropriate in some circumstances, it can be subject to abuse and act as an anti-takeover mechanism. While a two-thirds supermajority (66.7%) is most common and is considered reasonable, we will review supermajority proposals requiring more than a two-thirds majority on a case-by-case basis.

We acknowledge that the Board may need the flexibility to issue shares to meet changing financial conditions, such as stock splits, restructurings, acquisitions, stock option plans, or takeover defenses. We will review proposals on a case-by-case basis to determine if the amount requested is necessary for sound business reasons.

"Blank cheque" preferred shares usually carry a preference in dividends, rank ahead of common shares upon liquidation, and give the board broad discretion (a "blank cheque") to establish voting, dividend, conversion, and other rights in respect to these shares. Once those shares have been authorized, shareholders have no further power to determine how or when they will be allocated. Due to the potential for abuse, we generally will not support the authorization of, or an increase in, "blank cheque" preferred shares.

Linked proposals are resolutions that link two issues together. They may be used to pass proposals that would not be approved if they were proposed individually. We generally will not support linked proposals except in the case where each individual issue contained in the proposal is in the best interests of shareholders.

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Each issue within a linked proposal will be considered as being mutually exclusive of each other.

Shareholders should have the right to bring relevant proposals to the annual general meeting. These proposals should be included on the proxy ballot for consideration by all shareholders. Certain shareholder proposals put unreasonable constraints on management and the Board, which may hinder the company's ability to create long-term shareholder value. We will review shareholder proposals on a case-by-case basis.

18.2.7 Voting Procedures

The firm is responsible for directing how proxies relating to any securities of the Fund are to be voted. The firm is required to follow the guidelines set forth in this Proxy Voting Guideline. The Board of Directors of the firm oversees the proxy voting process and reviews proxy voting results, policies, and procedures on an annual basis to ensure that securities held by the Fund are voted in accordance with the Policies.

18.2.8 Conflicts of Interest

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Adviser will use its best efforts to identify and resolve potential conflicts of interest. When the firm becomes aware of any vote that presents a conflict, the conflict will be reported to the CCO and proxies will be voted in a manner consistent with the best interests of the firm's clients and shareholders of the funds of Horizons ETF Trust I ("Trust"), without regard to any other business relationship that may exist. In cases where a conflict of interest arises between the interests of shareholders of the Trust and those of the Adviser or any affiliate or associate of the Trust, the Adviser will always vote in accordance with the best interests of the Trust.

The Adviser may determine that there is a conflict of interest as a result of:

	Significant business relationships. The Adviser will consider whether the matter involves an issuer or proponent with which the firm has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients, and broker-dealers. For this purpose, a "significant business relationship" is one that is reasonably likely to create an incentive for the adviser to vote in favor of management.
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	Significant personal or family relationships. The Adviser will consider whether the matter involves an issuer, proponent, or individual with which an employee of the firm has a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the adviser votes the proxy.

In the event the CCO determines that the firm has a conflict of interest with respect to a proxy proposal, the CCO shall also determine whether the conflict is material to that proposal. The CCO may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. If the CCO determines that a conflict is not material, then the firm may vote the proxy in a manner consistent with the best interests of the firm's clients and shareholders of the Trust.

In the event the CCO determines that the firm has a material conflict of interest with respect to a proxy proposal, the firm will vote on the proposal in accordance with the determination of the CCO. Alternatively, prior to voting on the proposal, the firm may:

	Contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy).

	With respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client in the case of the Trust, the Trust's CCO, and obtain the consent of the client or the Trust's Board of Trustees ("Board") as to how the Adviser will vote on the proposal

	Otherwise obtain instructions from the client or the board as to how the proxy should be voted.

The Adviser may not address a material conflict of interest by abstaining from voting unless the CCO, the third party, the client, or the Trust's CCO or Board, as appropriate, has determined that abstaining from voting on the proposal is in the client's or the Trust's best interests or that the potential costs involved with voting the proxy outweigh the potential benefits to a client, a fund, or its shareholders.

The CCO shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the adviser does not have a material conflict of interest with respect to a particular matter.

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18.2.9 Books and Records Relating to Proxies

In connection with voting proxies and this Proxy Voting Policy, the firm shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules, or regulations, including:

	The firm's policies and procedures relating to voting proxies

	A copy of each proxy statement that the firm receives regarding clients' securities, provided that the firm may rely on:

	A third party to make and retain, on the firm's behalf, pursuant to a written undertaking, a copy of proxy statements or by obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

	A record of each vote cast by the firm on behalf of clients, provided that the firm may rely on a third party to make and retain, on the firm's behalf, pursuant to a written undertaking, records of votes cast;

	Copies of any documents created by the firm that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

	A record of each written client request for proxy voting information and a copy of any written response by the firm to any written or oral client request for information on how the firm voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an easily accessible location at an appropriate office of the firm.

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PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Pursuant to Article 9 of the Agreement and Declaration of Trust (the "Declaration"), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The Investment Advisory Agreement provides that, in the absence of a breach of the Adviser's duties in connection with the Investment Advisory Contract, on the part of the Adviser in the performance of its duties or by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under the Investment Advisory Agreement or otherwise, to an extent or in a manner inconsistent with the 1940 Act, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement. Indemnification of Registrant's distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 7 of the Distributor's Agreement, incorporated herein by reference as Exhibit (7)(A). Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the

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indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 16. EXHIBITS.

(1)	(A)	Certificate of Trust of the Registrant dated May 17, 2012. [1]
	(B)	Certificate of Amendment to the Certificate of Trust of the Registrant dated August 29, 2013. [2]
	(C)	Certificate of Amendment to the Amended Certificate of Trust of the Registrant. [9]
	(A)	Agreement and Declaration of Trust of the Registrant. [2]
	(B)	Amendment No. 1 to the Agreement and Declaration of Trust of the Registrant dated August 29, 2013. [2]
(2)	(A)	By-Laws of the Registrant. [2]
	(B)	Amendment No. 1 to the By-Laws of the Registrant dated August 29, 2013. [2]
(3)		None.
(4)		Agreement and Plan of Reorganization incorporated by reference to Appendix A of Part A of this registration statement.
(5)		Rights of shareholders are defined in Article IV of the Agreement and Declaration of Trust of the Registrant [2] and Article 5 of the By-Laws of the Registrant. [2]
(6)		Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons S&P 500® Covered Call ETF. [10]
(7)	(A)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC. [5]
	(B)	Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC. [7]
	(C)	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC. [10]
(8)		None.
(9)		Custody Agreement between Registrant and U.S. Bank National Association. [6]
(10)	(A) (B)	Distribution and Service Plan. [7] Amended Distribution and Service Plan. [9]
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(11)	(A)	Opinion and Consent of Counsel with respect to the Horizons S&P 500® Covered Call ETF. [9]
	(B)	Consent of Counsel with respect to the Horizons S&P 500® Covered Call ETF [10]
(12)		Form of Tax Opinion and Consent of Counsel with respect to the Horizons S&P 500® Covered Call ETF. [9]
(13)	(A)	Fund Accounting and Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. [6]
	(B)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. [6]
	(C)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. [6]
(14)		Consent of Independent Registered Public Accounting Firm. [10]
(15)		None.
(16)		Powers of Attorney. [8]
(17)		None.

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant's Registration Statement, SEC File No. 333-183155, filed August 8, 2012.
[2]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed September 4, 2013.
[3]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed November 19, 2013.
[4]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed August 27, 2014.
[5]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed March 2, 2015.
[6]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed May 18, 2016.
[7]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155, filed September 16, 2016.
[8]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement, SEC File No. 333-183155 filed August 24, 2015 and February 26, 2016
[9]	Incorporated herein by reference to the corresponding exhibit to the Registrant's Registration Statement on Form N-14, SEC File No. 333-217381 filed April 19, 2017.
[10]	Filed herein.

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ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of New York, and State of New York, on the 18th day of May, 2017.

Horizons ETF Trust I
By:	/s/ Garrett K. Paolella
Name:	Garrett K. Paolella
Title:	Trustee, President, and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated:

Signature	Title	Date

/s/ Garrett K. Paolella	Trustee, President, and Chief Executive Officer	May 18, 2017
Garrett K. Paolella

John L. Jacobs*	Trustee	May 18, 2017
John L. Jacobs

Robinson C. Jacobs*	Trustee	May 18, 2017
Robinson C. Jacobs

Mark W. Buckley-Jones*	Trustee	May 18, 2017
Mark W. Buckley-Jones

/s/ Christopher W. Roleke	Treasurer and Chief Financial Officer	May 18, 2017
Christopher W. Roleke

*By:	/s/ Garrett K. Paolella	May 18, 2017
Garrett K. Paolella

*Attorney-in-Fact, pursuant to Powers of Attorney filed on Form N-1A on August 24, 2015 or February 26, 2016 and incorporated by reference herein.

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INDEX TO EXHIBITS

Exhibit Number Description

6		Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons S&P 500® Covered Call ETF.
7	C	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC.
11	B	Consent of Counsel with respect to the Horizons S&P 500® Covered Call ETF.
14		Consent of Independent Registered Public Accounting Firm.